                           SCHEDULE 14A INFORMATION

               PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                              (AMENDMENT NO. __)


Filed by the Registrant                     /X/

Filed by a Party other than the Registrant  / /

Check the appropriate box:
/X/ Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
/ / Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                  AMBI INC.
   ------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


   ------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/ No fee required

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

    (1) Title of each class of securities to which transaction applies:

    (2) Aggregate number of securities to which transaction applies:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    (4) Proposed maximum aggregate value of transaction:

    (5) Total fee paid:

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

    (2) Form, Schedule or Registration Statement No.:

    (3) Filing Party:

    (4) Date Filed:

                                    AMBI INC.

                   NOTICE OF AN ANNUAL MEETING OF SHAREHOLDERS

         Notice is hereby given that the Annual Meeting of Shareholders of AMBI Inc. (the "Company") will be held at ____________________, New York, New York at 10:00 AM on December 17, 1998 for the following purposes as set forth in the accompanying Proxy Statement:

         1.       To elect six directors to serve for a term of one year;

         2. To approve the creation of a new 1998 Stock Option Plan authorizing the Company to issue options to acquire up to 3,000,000 shares of Common Stock to directors, officers, employees and others who render services to the Company;

         3. To approve the issuance of certain shares of Common Stock upon conversion of Series C Convertible Preferred Stock;

         4. To ratify the selection and appointment by the Company's Board of Directors of KPMG Peat Marwick, independent certified public accountants, as auditors for the Company for the fiscal year ending June 30, 1999; and

         5. To transact such other business as may properly come before the meeting or any adjournments thereof.

         Holders of record of the Company's Common Stock at the close of business on October 30, 1998 will be entitled to vote at the meeting.

                                              By Order of the Board of Directors

                                              BENJAMIN T. SPORN, Secretary

Dated:  November __, 1998

         Whether or not you plan to attend the meeting, please date and sign the enclosed proxy and return it in the envelope provided. Any person giving a proxy has the power to revoke it at any time prior to its exercise and if present at the meeting may withdraw it and vote in person. Attendance at the meeting is limited to shareholders, their proxies and invited guests of the Company.

                                  AMBI INC.
                            4 Manhattanville Road
                           Purchase, New York 10577

                             --------------------

                        ANNUAL MEETING OF SHAREHOLDERS
                       TO BE HELD ON DECEMBER 17, 1998

                               PROXY STATEMENT

         This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of proxies to be voted at the Annual Meeting of Shareholders of the Company to be held at ________________________, New York, New York at 10 A.M. on December 17, 1998, and at any adjournments thereof. The shares represented by proxies that are received in the enclosed form and properly filled out will be voted in accordance with the specifications made thereon. In the absence of specific instructions, proxies will be voted in accordance with the recommendations made herein with respect to the proposals described in this Proxy Statement. Proxies may be revoked by shareholders by written notice received by the Secretary of the Company at the address set forth above, at any time prior to the exercise thereof. Shareholders of record at the close of business on October 30, 1998 are entitled to notice of and to vote at the Annual Meeting or any adjournments thereof. As of October 30, 1998 the Company's voting securities outstanding totaled ___________ shares of Common Stock.

                         Item 1 -- Election of Directors

         It is the intention of the persons named in the enclosed form of proxy, unless such proxy specifies otherwise, to nominate and to vote the shares represented by such proxy for the election of the nominees listed below to hold office until the next Annual Meeting of Shareholders or until their respective successors shall have been duly elected and qualified. The Company has no reason to believe that any of the nominees will become unavailable to serve as directors for any reason before the Annual Meeting. However, in the event that any of them shall become unavailable, the person designated as proxy reserves the right to substitute another person of his choice when voting at the Annual Meeting. Certain information regarding each nominee is set forth in the table and text below. The number of shares, if any, beneficially owned by each nominee is listed below under "Principal Shareholders and Share Ownership of Directors and Officers."

         The directors serve for a term of one year and until their successors are duly elected and qualified. The Board of Directors held five meetings in the fiscal year ended June 30, 1998. All directors attended all meetings of the Board during the fiscal year, except for one director who attended four meetings. Sheldon G. Gilgore, MD resigned from the office of Chairman of the Board on October 9, 1997, and Robert E. Flynn was elected Chairman of the

Board on October 9, 1997. Marvin Moser, MD was elected to the Board effective October 13, 1997. Colin Kop resigned from the Board on December 10, 1997. Dr. Gilgore resigned from the Board on June 22, 1998, and P. George Benson PhD was elected to the Board effective July 1, 1998. The vacancy created by Mr. Kop's resignation has not been filled to date. The Board can elect a new director to fill this vacancy at any time. Non-management Directors each receive a quarterly director's fee of $1,800 and the Chairman of the Board receives a quarterly director's fee of $3,600. Each also receives $500 for each meeting of the Board attended in person, $250 for each meeting of the Board attended telephonically, and each receives annually options to acquire 10,000 shares of Common Stock. The Company has an Audit Committee of the Board which consists of Mr. Flynn and Dr. Moser. There are no arrangements as to compensation of members of this committee in such capacity. The Audit Committee held one meeting during the fiscal year ended June 30, 1998. The Company has a Compensation Committee of the Board which currently consists of Dr. Cross, Mr. Flynn and Dr. Pollack. There are no arrangements as to compensation of members of this committee in such capacity. The Compensation Committee held two meetings during the fiscal year ended June 30, 1998. Officers serve at the pleasure of the Board of Directors. There are no family relationships among directors, nominees or executive officers, nor are there any arrangements or understandings between any such director or nominee and any other person pursuant to which any director or nominee was selected as such other than as described below.

         On December 12, 1996, the Company completed the sale of its UK-based subsidiary, Aplin & Barrett Limited ("A&B") to Burns, Philp & Company Limited ("BP") in accordance with the terms of a Share Purchase Agreement for $13.5 million in cash and the payment to the Company of 2.42 million shares of the Company's Common Stock held by BP. In connection with the transaction, the Company and BP entered into an Investors' Rights Agreement pursuant to which BP agreed until December 11, 1998, not to acquire, directly or indirectly, the Company's securities, and to refrain from selling the Company's Common Stock, except under certain circumstances through underwritten public offerings and private placement transactions. Until December 11, 1998 and so long as BP owns at least 10% of the Company's outstanding common stock, BP will vote its shares in favor of Fredric D. Price and one nominee of Fredric D. Price for election to the Company's Board. So long as BP owns at least 20% of the Company's outstanding common stock, BP is entitled to nominate one member for election to the Company's Board. As of the date of sale, two of the Company's Board members were representatives of BP. BP's Board representatives did not participate in the vote of the Company's Board which approved the sale of A&B to BP. As a result of the sale, BP's representation on Registrant's Board of Directors was reduced from two members to one member. Colin Kop was serving as the Director designated by BP. Mr. Kop resigned from the Board on December 10, 1997, and BP has not designated a replacement. See also "Certain Relationships and Related Transactions."

         All of the nominees are currently serving as directors. The name, age and term of office as director of each nominee for election as director and his or her present position(s) with the Company and other principal affiliations are:

Nominee for Election          Director Since             Position(s)
--------------------          --------------             -----------

Fredric D. Price (52)              1994            President and Chief
                                                   Executive Officer

Robert E. Flynn (65)               1996            Chairman of the Board

P. George Benson, PhD (52)         1998            Dean, Terry College
                                                   of Business,
                                                   University of Georgia

Audrey T. Cross, PhD (52)          1995            Associate Clinical
                                                   Professor, School of Public
                                                   Health, Columbia University

Marvin Moser, MD (74)              1997            Clinical Professor of
                                                   Medicine, Yale University
                                                   School of Medicine

Robert E. Pollack, PhD (57)        1995            Professor of Biological
                                                   Science, Columbia University

         Fredric Price has been President, Chief Executive Officer and a Director of the Company since September 1994. From July 1991 to September 1994, he was Vice President, Finance and Administration and Chief Financial Officer of Regeneron Pharmaceuticals, Inc. For more than five years prior to joining Regeneron, he was head of RxFDP, a consulting firm which provided strategic planning, market development, and new product introduction services to pharmaceutical and other health care businesses. From 1973 to 1986 he was at Pfizer Pharmaceuticals, where he was a Vice President with both line and staff responsibilities. He has a BA from Dartmouth College and an MBA from the Wharton School of the University of Pennsylvania.

Robert E. Flynn was elected a Director of the Company in October 1996 and Chairman of the Board of Directors in October 1997. Mr. Flynn is a Senior Advisor to CSC Index, management consultants. He served as Chairman of the NutraSweet Company from June 1990 until he retired in December 1995. Mr. Flynn also served as Chief Executive Officer of the NutraSweet Company from June 1990 until March 1995. From 1981 to 1990, he served in various executive capacities with Fisher Controls International Inc., including Chairman and Chief Executive Officer. Prior thereto from 1957 to 1981, Mr. Flynn held positions of increasing importance with The Carborundum Co. Mr. Flynn is also a member of the Board of Stanley Technology Group. He received a BSc from Loyola College, a BEE from McGill University and an MBA from Rutgers University.

         P. George Benson, PhD, was elected a Director of the Company in July 1998. Dr. Benson is Dean of the Terry College of Business and holds the Simon S. Selig, Jr. Chair for Economic Growth at the University of Georgia. Dr. Benson was previously the Dean of the Faculty of Management at Rutgers University and a professor of decision sciences at the Carlson School of Management of the University of Minnesota. In 1997, he was appointed by the U.S. Secretary of Commerce to a three year term as one of the nine judges for the Malcolm Baldrige National Quality Award. In 1996, Business News New Jersey named Dr. Benson one of New Jersey's "Top 100 Business People". He received a BS from Bucknell University and a PhD in decision sciences from the University of Florida.

         Audrey T. Cross, PhD, was elected a Director of the Company in January 1995. Dr. Cross has been Associate Clinical Professor at the Institute of Human Nutrition at the School of Public Health of Columbia University since 1988. She also works as a consultant in the areas of nutrition and health policy. She has served as a special assistant to the United States Secretary of Agriculture as Coordinator for Human Nutrition Policy and has worked with both the United States Senate and the California State Senate on nutrition policy matters. Dr. Cross received a BS in dietetics, a Master of Public Health in nutrition and a PhD from the University of California at Berkeley, and a JD from the Hastings College of Law at the University of California at San Francisco.

         Marvin Moser, MD was elected to the Board of Directors in October 1997. He is clinical professor of medicine at Yale and senior medical consultant at the National High Blood Pressure Education Program of the National Heart, Lung and Blood Institute. Dr. Moser's work has focused on non pharmacological approaches to the prevention and control of hypertension and he has published extensively on this subject with over 300 publications. He has contributed to over 30 books and numerous physician and patient education programs. Dr. Moser is also a member of the Board of The Third Avenue Value Funds. Dr. Moser holds a BA from Cornell University and an MD from Downstate University College of Medicine.

         Robert E. Pollack, PhD, was elected a Director of the Company in January 1995. Dr. Pollack has been a Professor of Biological Sciences at Columbia University since 1978. In addition, from 1982 to 1989 he was Dean of Columbia College. Prior thereto he was Professor of Microbiology at the State University of New York School of Medicine at Stony Brook, Senior Scientist at Cold Spring Harbor Laboratory, Special NIH fellow at the Weizmann Institute in Israel, and NIH Fellow in the Department of Pathology at New York

University School of Medicine. He is the author of more than one hundred research papers on the molecular biology of viral oncogenesis, a dozen articles in the popular press, and three books. He received a BA in physics from Columbia University and a PhD in biology from Brandeis University.

Executive Officers

The name, age and position(s) of each executive officer of the Company are:

         Name                             Position(s)
         ----                             -----------

Fredric D. Price (52)          President, Chief Executive Officer
                               and Director

Benjamin T. Sporn (60)         Senior Vice President, General
                               Counsel and Secretary

Lawrence W. Chakrin (59)       Vice President, Product Development

Jonathan de la Harpe, PhD (53) Vice President, Technical Operations

Alan V. Gallantar (40)         Treasurer and Controller

Victor Moreno, PhD (60)        Vice President, and President of
                               Nutrition 21

Steven Morvey (44)             Vice President, Marketing and Sales

Gerald A. Shapiro (51)         Vice President, Finance and
                               Administration, Chief Financial Officer

                          ----------------------------

         Officers of the Company serve at the pleasure of the Board of Directors subject to any contracts of employment. See the biographical descriptions under nominees for election as directors for additional information on Mr. Price.

         Benjamin T. Sporn has been legal counsel to the Company since 1990 and has served as Secretary of the Company since 1986, and was appointed Senior Vice President and General Counsel in February 1998. He was an attorney with AT&T from 1964 until December 1989 when he retired from AT&T as a General Attorney for Intellectual Property Matters. Mr. Sporn was a director of the Company from 1986 until 1994. He received a BSE degree from Rensselaer Polytechnic Institute and a JD degree from American University.

         Lawrence W. Chakrin, PhD, was appointed Vice President, Product Development, in March 1998. From 1990 until 1998, he was head of LWC Consulting, a company which provided consulting services to the biotechnology and pharmaceutical industries.

Previously, he served as President of The University City Science Center from 1988 to 1990, and was head of the Sterling Drug Company's Worldwide Research and Development Group from 1980 to 1988. Dr. Chakrin has more than 100 publications and several patented inventions. He received a BS in Pharmacy from Long Island University, Brooklyn College of Pharmacy and a PhD in Pharmacology from the University of Minnesota.

         Jonathan de la Harpe, PhD, was appointed Vice President, Technical Operations, of the Company in February 1998. Dr. de la Harpe has been on the staff at AMBI since 1989, holding positions as Group Leader, Analytical and Biochemistry; Program Manager; Senior Manager, Product Development; and Director of Technical Operations, Pharmaceutical Products. In the years 1981 to 1988, Dr. de la Harpe held positions as Post-doctoral Fellow and later Research Associate at The Rockefeller University, and as Assistant Professor at Cornell University Medical College. During this period, Dr. de la Harpe also held positions as a Visiting Scientist at Genentech Inc., and Scientist at the Friedrich Miescher Institute in Basel, Switzerland. Dr. de la Harpe holds a BSc (Hons) and PhD from the University of Cape Town, South Africa.

         Alan Gallantar was appointed Treasurer and Controller of the Company in March 1998. For the five years prior to joining the Company, he was Chief Financial Officer of Bradley Pharmaceuticals, Inc. Previously, he held a series of increasingly important financial positions with PaineWebber, Inc. and the Chase Manhattan Bank, N.A. He holds a BA from Queens College and is a Certified Public Accountant.

         Victor Moreno, PhD, was appointed Vice President of the Company in February 1998. Dr. Moreno is currently and has been for the four years prior, President of Nutrition 21. From 1991 to 1993, he was Vice President responsible for worldwide research and development for Mead Johnson Nutritional Group, a division of Bristol Myers Squibb. From 1969 to 1991, he held senior management positions with Proctor & Gamble, Richardson Vicks, Nestle and General Foods. Dr. Moreno received a BS and a PhD in Food Science and Biochemistry from Cornell University.

         Steven Morvay was appointed Vice President, Marketing and Sales of the Company in July 1998. Prior to joining the Company, Mr. Morvay was President of Collier Newfield Publications and has spent more than 20 years in consumer marketing, including direct marketing as well as general marketing management. His experience encompasses senior positions at "brand name" companies such as Waldenbooks and Home Box Office as well as advertising agencies such as Saatchi & Saatchi Direct and Olgilvy & Mather Direct. He hold a BSc from the Newhouse School of Public Communication at Syracuse University.

         Gerald A. Shapiro was appointed Vice President, Finance and

Administration & Chief Financial Officer of the Company in March 1998. From 1996 to 1998, Mr. Shapiro was Managing Director in the Corporate Finance practice at KPMG Peat Marwick, LLP, specializing in merger and acquisition activities . From 1995 to 1996, he was a Vice President in the Equity Capital Group of GE Capital Services and also served as Chief Operating Officer and Director of Shoe-Town, Inc., a GE Capital unit. From 1991 to 1995, Mr. Shapiro was a Managing Director in the healthcare investment banking group at Furman Selz LLC, concentrating on pharmaceuticals and medical devices. Prior to that, he held senior executive positions at Equitable Capital Management Corporation and ITT Corporation with primary focus on mergers and acquisitions. Mr. Shapiro received a BSEE from City College of New York and an MBA from the Columbia University Graduate School of Business.

Executive Compensation

         The following table sets forth the compensation paid or accrued by the Company during the three fiscal years ended June 30, 1998 (i) to its Chief Executive Officer and (ii) to the four highest paid employees of the Company whose cash compensation exceeded $100,000 per year in any such year:

                        SUMMARY COMPENSATION TABLE (1)(2)

-----------------------------------------------------------------------------------------------------------------------
Name and Principal                                     Annual Compensation                             Long-Term
Position                                                                                              Compensation
    (a)
                                    ------------------------------------------------------------  ---------------------
                                        Period                 Salary ($)          Bonus ($)            Securities
                                          (b)                      (c)                (d)               Underlying
                                                                                                       Options/SARs
                                                                                                          (#)(e)
-----------------------------------------------------------------------------------------------------------------------
Fredric Price,                      7/1/95 -6/30/96              260,000              21,000                     -
President, Chief Executive          7/1/96 - 6/30/97             275,000              90,000                35,000
Officer and Director                7/1/97 - 6/30/98             275,000              75,000               465,000

Jonathan de la Harpe,               7/1/95 -6/30/96               85,000                   -                     -
Vice President - Technical          7/1/96 - 6/30/97              89,000                   -                10,000
Operations                          7/1/97 - 6/30/98             113,000                   -                10,000

Victor Moreno,                      8/1/97 - 6/30/98             137,000                   -                90,000
Vice President, and
President Nutrition 21 (3)

Solomon Mowshowitz,                 1/15/96 - 6/30/96             62,000                   -                46,000
Vice President - Research           7/1/96 - 6/30/97             140,000                   -                15,000
and Development (4)                 7/1/96 - 6/30/97             106,000                   -                10,000

Benjamin T. Sporn,                  7/1/95 -6/30/96              120,000                   -                     -
Senior Vice President,              7/1/96 - 6/30/97             127,500               5,000                42,500
General Counsel, and                7/1/97 - 6/30/98             147,000                   -                15,000
Secretary

(1) The above compensation does not include the use of an automobile and other personal benefits, the total value of which do not exceed as to any named officer or director or group of executive officers, the lesser of $50,000 or 10% of such person's or persons' cash compensation.

(2) Pursuant to the regulations promulgated by the Securities and Exchange Commission (the "Commission"), the table omits a number of columns reserved for types of compensation not applicable to the Company.

(3) Mr. Moreno joined the Company on August 11, 1997.

(4) Mr. Mowshowitz's employment with the Company terminated June 28, 1998.

    None of the individuals listed above received any long-term incentive plan awards during the fiscal year.

Employment Agreement

         The Company entered into an employment agreement, effective September 1994, with Fredric Price, which was amended and restated on April 1, 1998. The agreement has a three year term which ends on March 31, 2001, and provides for an annual salary of $275,000 and the forgiveness of one-third of a $59,500 loan on March 31 of each year of the term so long as Mr. Price is then employed by the Company. See table of Option/SAR Grants in Last Fiscal Year for information on certain stock options which have been granted to Mr. Price under the employment agreement. Although employment under the agreement is at will, if employment is terminated by the Company under certain circumstances, Mr. Price will receive one year's salary in a single payment, certain benefits will continue for twelve months after termination, and all of Mr. Price's stock options will vest.

Stock Option Plans

         The Board of Directors has adopted and the shareholders have approved four Stock Option Plans (the "Plan(s)"):

         1. The Incentive Stock Option Plan provides for the grant of qualified incentive stock options to officers and key employees.

         2. The Non-qualified Stock Option Plan provides for the grant of options to various persons who render certain services to the Company.

         3. The 1989 Stock Option Plan provides for the grant of options to either group which, in the case of employees, may be incentive stock options.

         4. The 1991 Stock Option Plan provides for the grant of options to either group which, in the case of employees, may be incentive stock options.

         Each of the Incentive and Non-qualified Stock Option Plans permits the purchase of an aggregate of up to 250,000 shares of Common Stock. The 1989 Stock Option Plan permits the purchase of an aggregate of up to 500,000 shares of Common Stock. The 1991 Stock Option Plan permits the purchase of an aggregate of up to 3,000,000 shares of Common Stock. The purpose of the Plans is to attract and retain competent executive personnel and other key employees and consultants and to provide incentives to all such persons to use their effort and skill for the advancement and betterment of the Company by permitting them to participate in the ownership of the Company.

        Options granted as qualified incentive stock options are intended to qualify as Incentive Stock Options within the meaning of Section 422A of the Internal Revenue Code of 1986, as amended. The exercise price of Incentive Stock Options granted under the Plans shall not be less than the fair market value (110% of the fair market value for 10% or greater shareholders) of the Common Stock on the date of grant. Incentive Stock Options may not be exercised later than ten years from the date of grant (five years for 10% or greater shareholders). Determinations as to recipients of stock options under the Plans and other terms of such grants are made by the Company's Board of Directors.

         The following table sets forth information as of June 30, 1998 with regard to options granted (i) to the Company's Chief Executive Officer, and (ii) to other officers of the Company named in the Summary Compensation Table.

                     OPTIONS/SAR GRANTS IN LAST FISCAL YEAR

-----------------------------------------------------------------------------------------------------------------------------------
                                       Individual Grants                                               Potential Realizable
                                                                                                         Value at Assumed
                                                                                                         Annual Rates of
                                                                                                        Stock Appreciation
                                                                                                         For Option Term
-----------------------------------------------------------------------------------------------------------------------------------
       Name             Number of          Percent of         Exercise          Expiration           5% ($)           10% ($)
                       Securities            Total            or Base              Date
                       Underlying           Options            Price
                         Options           Granted to          ($/Sh)
                         Granted           Employees
                           (#)             in Fiscal
                                              Year
       (a)                 (b)                (c)               (d)                (e)                 (f)              (g)
-----------------------------------------------------------------------------------------------------------------------------------
Fredric                 465,000               32.42           $1.9375              (1)              $367,778         $860,055
Price

Jonathan                 10,000                0.69             $2.25              (2)               $10,822          $26,170
de la
Harpe

Victor                   90,000                6.27           $2.4375              (2)              $105,514         $255,158
Moreno

Solomon                  10,000                0.69             $2.25              (3)                $1,708           $3,458
Mowshowitz

Benjamin                 15,000                1.05             $2.25              (2)               $16,233          $39,255
Sporn

(1) Vesting 33.33% per year; expiration the earlier of 5 years from vesting or 89 days after termination of employment.

(2) Vesting 20% per year; expiration the earlier of 5 years from vesting or 89 days after termination of employment.

(3) Fully Vested; expiration December 31, 1998.

        The following table sets forth information with regard to aggregated option values at June 30, 1998 of options granted (i) to the Company's Chief Executive Officer, and (ii) to the highest paid employees of the Company whose cash compensation exceeded $100,000 per year in such year.

               AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                            AND FY-END OPTION VALUES

                                Individual Grants

-------------------------------------------------------------------------------------------------------------------------------
(a)                        (b)             (c)                           (d)                                 (e)
Name                     Shares           Value                  Number of Unexercised               Value of Unexercised
                        Acquired        Realized                 Options at FY-End (#)             In-the-Money Options at
                           on              ($)                                                              FY-End
                        Exercise                            -------------------------------------------------------------------
                           (#)                              Exercisable       Unexercisable     Exercisable       Unexercisable
-------------------------------------------------------------------------------------------------------------------------------
Fredric                     0               0                   307,000             693,000          0                  0
Price

Jonathan                    0               0                    25,000              18,000          0                  0
de la Harpe

Victor                      0               0                         0              90,000          0                  0
Moreno

Solomon                     0               0                    71,000                   0          0                  0
Mowshowitz

Benjamin                    0               0                    83,500              49,000          0                  0
Sporn

Pension Plans

         Eligible employees of the Company are entitled to participate in the Burns Philp Inc. Retirement Plan for Non-Bargaining Unit Employees, a non-contributory pension plan (the "Pension Plan") maintained by Burns Philp as long as Burns Philp maintains the Pension Plan and owns at least 20% of the Company's outstanding Common Stock. Burns Philp currently holds approximately 31% of the Company's outstanding Common Stock. Assuming retirement at age 65, the Pension Plan provides benefits equal to the greater of (a) 1.1% of the employee's final average earnings multiplied by the employee's final average earnings in excess of the average of the contribution and the benefit basis in effect under Section 230 of the Social Security Act for each year in the 35-year period ending with the year of Social Security retirement age, multiplied by the employee's years of credited service up to 35, minus any predecessor plan benefit in the case of an employee who participated in a predecessor plan or (b) $24 multiplied by the number of years of credited service up to 25 years plus $12 multiplied by the years of employment from 26-40 years, minus any predecessor plan benefit in the case of an employee who participated in a predecessor plan. The "final average earnings" are the average monthly earnings during the five highest-paid consecutive calendar years within the last ten calendar years of credited service with the Company. Earnings include the salary and bonus listed in the summary compensation table. Earnings which may be considered under the Pension Plan are limited to $160,000 per year subject to annual cost of living adjustments as determined by the IRS.

         The following table sets forth estimated annual benefits payable upon retirement, assuming retirement at age 65 in 1998 and a single life annuity benefit, according to years of credited service and final average earnings. The benefits listed are not subject to any deduction for Social Security or other offset amounts.

Final Average                Years of Credited Service
Earnings

                 15         20         25         30          35

$ 25,000       $ 4,320   $ 5,760    $ 7,200    $ 8,160      $ 9,600

$ 50,000       $10,080   $13,440    $16,800    $20,160      $23,500

$ 75,000       $16,560   $22,000    $27,720    $33,240      $38,760

$100,000       $23,160   $30,840    $38,640    $46,320      $54,120

$150,000       $36,240   $48,360    $60,480    $72,600      $84,720

$160,000       $38,880   $51,840    $64,720    $77,880      $90,840
and up

         Fredric Price, Jonathan de la Harpe, Victor Moreno, Solomon Mowshowitz, and Benjamin Sporn each have 3.75, 6.0, 0.875, 2.5, and 6.0 years, respectively, of credited service under the Pension Plan as of June 30, 1998, and, at age 65, would have approximately 17, 18, 5, 12, and 10 years of credited service, respectively.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than ten-percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

         Based solely on review of the copies of such forms furnished to the Company, or written representations that no Forms 5 were required, the Company believes that during the period from July 1, 1996 through June 30, 1998 all
Section 16(a) filing requirements applicable to its officers, directors and greater than ten-percent beneficial owners were complied with.

                                PERFORMANCE GRAPH

         The following graph compares the cumulative total return on a hypothetical investment made on June 30, 1993 through June 30, 1998 (assuming reinvestment of dividends) in: (a) the Company's Common Stock; (b) all NASDAQ stocks and (c) all pharmaceutical companies listed on NASDAQ. Pharmaceutical companies represent the industry grouping for which information was readily available which is most comparable to the Company. The graph shows how a $100 investment would increase or decrease in value over time, based on dividends (stock or cash) and increases or decreases in the market price of the stock and each of the indexes.

Date              AMBI Stock        NASDAQ Composite      NASDAQ Pharmaceuticals
----              ----------        ----------------      ----------------------
6/30/93           $100.00               $100.00                $100.00
6/30/94             73.24                100.51                  83.64
6/30/95             33.80                133.30                 111.35
6/30/96            118.31                170.09                 163.93
6/30/97             58.52                206.69                 166.80
6/30/98             31.69                270.63                 171.15

Compensation Committee Interlocks and Insider Participation

         The Board of Directors determines executive compensation taking into consideration recommendations of the Compensation Committee. No member of the Company's Board of Directors is an executive officer of a company whose compensation committee or board of directors includes an executive officer of the Company.

Board of Directors Report on Executive Compensation

         The process of determining the compensation of the executive officers of the Company includes, among other things, evaluations of its executive officers performance against certain objective and subjective assessments and takes into consideration the performance of Company against planned objectives. In March 1998 the Board of Directors approved a new three-year employment agreement with Mr. Price. See "Employment Agreement." The new employment agreement was negotiated to reward Mr. Price for his successful efforts in repositioning the Company and to incentivize him to move the Company forward successfully in its new business.

Principal Shareholders and Share Ownership of Directors and Officers.

         The following table sets forth, as of October 8, 1998, information regarding the beneficial ownership of the Company's Common Stock based upon the most recent information available to the Company for (i) each person known by the Company to own beneficially more than five (5%) percent of the Company's outstanding Common Stock, (ii) each of the Company's officers and directors and (iii) all officers and directors of the Company as a group. Unless otherwise indicated, each stockholder's address is c/o the Company, 4 Manhattanville Road, Purchase, New York 10577.

                   Shares Owned Beneficially and of Record (1)

Name and Address                    No. of Shares                % of Total
----------------                    -------------                ----------

Fredric D. Price (2)                   444,651                      1.72

Robert E. Flynn (3)                     82,000                         *

P. George Benson (4)                    10,000                         *

Lawrence W. Chakrin                          0                         0

Audrey T. Cross (5)                     44,000                         *

Jonathan de la Harpe (4)                27,000                         *

Alan Gallantar                               0                         0

Marvin Moser (4)                        55,000                         *

Victor Moreno (4)                       18,000                         *

Robert E. Pollack (4)                   50,000                         *

Gerald A. Shapiro                            0                         0

Benjamin Sporn (6)                     117,125                         *

Burns Philp & Company                7,763,837                     30.48
Limited (7)
7 Bridge Street
Sydney, NSW 2000
Australia

American Home Products               3,478,261                     13.66
Corporation
5 Giralda Farms
Madison, NJ 07940

All Officers and Directors             847,776                      3.23
as a Group (10 persons)
(2)(3)(4)(5) and (6)

----------
* Less than 1%

(1) Includes shares issuable within 60 days upon the exercise of all options and warrants. Shares issuable under options or warrants are owned beneficially but not of record.

(2) Includes 414,000 shares issuable upon exercise of currently exercisable options under the Company's Stock Option Plans.

(3) Includes 80,000 shares issuable upon exercise of currently exercisable options under the Company's Stock Option Plans.

(4) Consists of shares issuable upon exercise of currently exercisable options under the Company's Stock Option Plans.

(5) Includes 40,000 shares issuable upon exercise of currently exercisable options under the Company's Stock Option Plans.

(6) Includes 88,000 shares issuable upon exercise of currently exercisable options under the Company's Stock Option Plans.

(7) Consists of shares owned by subsidiaries.

Certain Relationships and Related Transactions

       As of June 30, 1998 and the date hereof, BP owns 7,763,837 shares of Common Stock, which were acquired as a result of several transactions from 1989 through 1996.

       On December 12, 1996, the Company completed the sale of its UK- based subsidiary, A&B to BP in accordance with the terms of a Share Purchase Agreement. As part of this transaction, BP has provided the Company with a revolving line of credit of up to $2.5 million. Any borrowings under this line of credit can be forgiven under certain circumstances. As of the date hereof, no amount has been drawn under this line of credit.

       In connection with the transaction, the Company and A&B entered into two License Agreements. Pursuant to the first License Agreement, the Company is exclusively licensed by A&B for the use of nisin generally in pharmaceutical products and animal healthcare products. Pursuant to the second License Agreement, A&B is exclusively licensed by the Company generally for the use of nisin as a food preservative and for food preservation. In addition, the Company entered into a Supply Agreement with A&B pursuant to which A&B was required to sell nisin to the Company while the Company was establishing its own source of supply. The Company established its own source of supply for nisin, and sent notice of termination of the Supply Agreement effective September 26, 1997.

       Also, in connection with the transaction, the Company and BP entered into an Investors' Rights Agreement pursuant to which BP agreed until December 11, 1998, not to acquire, directly or indirectly, the Company's securities, and to refrain from selling the Company's Common Stock, except under certain circumstances through underwritten public offerings and private placement transactions. Until December 11, 1998 and so long as BP owns at least 10% of the Company's outstanding common stock, BP will vote its shares in favor of Fredric
D. Price and one nominee of Fredric D. Price for election to the Company's Board. So long as BP owns at least 20% of the Company's outstanding common stock, BP is entitled to nominate one member for election to the Company's Board. BP's designee resigned from the Board on December 10, 1997, and BP has not designated a replacement.

       As of the date of sale, two of the Company's Board members were representatives of BP. BP's Board representatives did not participate in the vote of the Company's Board which approved the sale of A&B to BP. As a result of the sale, BP's representation on Registrant's Board of Directors is reduced from two members to one member. Colin Kop served as the Director designated by BP until his resignation on December 10, 1997. The vacancy created by Mr. Kop's resignation has not been filled to date. The Board can elect a new director to fill this vacancy at any time. The amount of consideration for the sale was arrived at through arms-length negotiation and a fairness opinion was obtained.

                Item 2 -- Approval of the 1998 Stock Option Plan

       The Board has determined that the Company should adopt a new Stock Option Plan in order to make options available to employees, officers, directors and others who render services to the Company. Accordingly, the Board has adopted the 1998 Stock Option Plan (the "1998 Plan") and recommends to the stockholders that the 1998 Plan be approved.

Summary of the 1998 Plan

       The Company may grant to its directors, officers, key employees and others who render services to the Company, options to purchase ("Options") up to 3,000,000 shares of the Company's Common Stock at a price which may not be less than the fair market value per share in the case of incentive stock options or 85% of fair market value in the case of non-qualified options for such stock on the date of the granting of the Option. As of October __, 1998 the closing bid price as reported by NASDAQ for a share of Common Stock was $____. Payment of the exercise price shall be made in cash, or, with the consent of the Board, in whole or in part, in shares of Common Stock or with a full recourse interest bearing promissory note of the Optionee secured by a pledge of the shares received upon exercise of such Option. If an option granted under the 1998 Plan shall expire, terminate or be canceled for any reason without being exercised in full, the corresponding number of unpurchased shares shall again be available for the purposes of the 1998 Plan. Options may be granted in the form of incentive stock options or options which do not qualify for treatment as incentive stock options.

       The 1998 Plan will be administered by the Board of Directors or by committees of the Board ("Board"). The Board determines the persons who are to be granted Options based upon the contribution of such persons to the management and growth of the Company. The 1998 Plan contains no preset criteria determining the identity or amount of options to be granted to any person or group of persons. Therefore, no determinations can be made at the present time as to the benefits or amounts that will be or would have been issued to any specific person or group of persons under the 1998 Plan. No Option may be exercised after the expiration of 10 years from the date of grant. No Option may be granted under the 1998 Plan after August 20, 2008.

       Incentive stock options are also subject to the following limitations:
(i) The aggregate fair market value (determined at the time an option is granted) of stock with respect to which incentive stock options are exercisable for the first time by an optionee during any calendar year (under all such plans of the Company, its parent or subsidiary) shall not exceed $100,000, and (ii) if the individual to whom the incentive stock options were granted is considered as owning stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, then (A) the option price at the time of grant may not be less than 110% of the fair market value per share for such Common Stock and (B) the option period must be no more than five years from the date of grant.

       Unless otherwise determined by the Board or by other provisions of the Plan, upon the granting of any Option such Option may be immediately exercisable with respect to 100% of the shares subject to the Option. The Board may, in its discretion, (A) provide for the holding of such shares of Common Stock in escrow for a period not exceeding five years, or (B) impose other restrictions on the vesting of any Option or the vesting of any shares of Common Stock that an Optionee receives upon exercise of any Option; provided that any and all such restrictions shall lapse if there is a sale of (A) substantially all of the assets or (B) 50 percent or more of the voting securities of the Company (excluding for this purpose Company stock sold in a primary or secondary public offering). Any restrictions the Board imposes on an Option pursuant to this paragraph shall be specified in the stock option agreement governing such Option.

       Upon issuance of any shares of Common Stock to an optionee pursuant to the exercise of a nonstatutory option the Company or a subsidiary may issue a supplemental cash award to the Optionee which shall be the smaller of (a) 65% of the difference between the fair market value of the shares and the option price, or (b) 90% of the option price.

       An individual whose employment terminates by reason other than death may generally exercise an Option within a thirty-day (30) period, or if termination is by reason of death, within the twelve month period after such termination, and then only if and to the extent that such Option was exercisable at the date of termination of employment.

       The Board of Directors may, at any time, alter, suspend or terminate the 1998 Plan, except that the Board of Directors may not, without further approval of the stockholders, (1) increase the maximum number of shares for which Options may be granted under the 1998 Plan or which may be acquired by an individual employee, (2) decrease the minimum purchase price for shares of Common Stock to be issued upon exercise of Options or (3) change the class of persons eligible to receive Options. Except in limited circumstances, the Board may not make any change which would have a material adverse affect upon any Option previously granted unless the consent of the Optionee is obtained. No person may be divested of ownership of shares already issued under the 1998 Plan.

       The foregoing summary of the 1998 Plan is qualified in its entirety by, and reference is made to, the 1998 Plan, a copy of which is attached hereto as Exhibit A.

       The grant or exercise of an incentive stock option will not generally cause recognition of income by the Optionee; however, the amount by which the fair market value of a share of Common Stock at the time of exercise of an incentive stock option exceeds the option price, is a "tax preference item" for purposes of the alternative minimum tax. In the event of a sale of the shares received upon exercise of an incentive stock option more than two years from the date of grant and more than one year from the date of exercise, any appreciation of the shares received above the exercise price should qualify as long-term capital gain. However, if shares of Common Stock acquired pursuant to the exercise of an incentive stock option are sold by the Optionee before the completion of such holding periods so much of the gain as does not exceed the difference between the option price and the lesser of the fair market value of the shares at the date of exercise or the fair market value at the date of disposition will be taxable as ordinary income for the taxable year in which the sale occurs. Any additional gain realized on the sale should qualify as a capital gain. Although the Tax Reform Act of 1986 has eliminated the difference in tax rates between long term capital gains and ordinary income, the concept of long term capital gains remains and may, in certain circumstances be relevant.

       The grant of an Option that is not an incentive stock option (a "non-qualified option") should not result in recognition of income by the Optionee. Upon exercise of a non-qualified option by an employee who is not an officer or director or who is not otherwise subject to the provisions of Section 16(b) of the Exchange Act ("Section 16(b)"), the excess of the fair market value of the shares on the exercise date over the option price should be considered compensation taxable as ordinary income to the employee. If the Optionee is subject to the restrictions of Section 16(b), income will be recognized at the time the restrictions lapse and should be measured by the excess of the fair market value of the shares at such time over the option price unless the Optionee elects to be taxed at the time of exercise. In the event of a sale of the shares, any appreciation after the date of exercise or lapse of the restriction of Section 16(b), as the case may be, should qualify as capital gain.

       In connection with incentive stock options and non-qualified options, the Company will be entitled to a deduction for federal income tax purposes at the same time and in the same amount as the ordinary income recognized by the employee provided any Federal income tax withholding requirements are satisfied. If applicable holding period requirements in connection with an incentive stock option are not satisfied, no deduction will be available to the Company.

                     THE BOARD OF DIRECTORS RECOMMENDS THAT
                     YOU VOTE FOR THE 1998 STOCK OPTION PLAN

              Item 3 -- Approval of the Issuance of Certain Shares
            of Common Stock on Conversion of Series C Preferred Stock

Background

         Creation of C Preferred and Warrants

         The Board of Directors on October 18, 1995 created a new series of 1,000 shares of Series C Preferred Stock (the "C Preferred"). A copy of the amendment to the Company's Certificate of Incorporation (the "Preferred Amendment") which created the C Preferred is attached hereto as Exhibit B. The summary of the terms of the C Preferred in this Proxy Statement is qualified in its entirety by the terms set forth in the Preferred Amendment.

         Each share of C Preferred has a face value of $10,000 per share, and accrues a premium at 8% per annum for conversion purposes. The C Preferred fully convertible at the present time. The conversion price per share is the lesser of
(i) $2.75 or (ii) the average closing bid price of the Common Stock for the five trading days prior to conversion less a discount 15%. The C Preferred automatically converts into Common Stock on October 13, 1999 if a Registration Statement is then effective for the resale of the Common Stock issuable upon conversion.

         In order to effectuate the placement the transaction referred to below, the Board also authorized the issuance of five-year warrants in the form of Exhibit C to purchase 136,381 shares of Common Stock at $6.30 per share (the "Warrants"). The Warrants provide for anti-dilution adjustments in certain events. The summary of the terms of the Warrants set forth herein is qualified in its entirety by reference to the actual form of the Warrants set forth in Exhibit C.

         Nasdaq Rule 4460(i) and Certain Required Redemptions

         NASDAQ Rule 4460(i) (the "Rule") provides (with certain exceptions not relevant here) that, without shareholder approval, a National Market System company may not in any transaction issue a number of shares equal to more than 20% of the number of shares of Common Stock then outstanding. As of October 20, 1995, there were outstanding 18,215,683 shares of Common Stock of the Company, so that the Company on that date could issue 3,643,136 shares under the Rule. Accordingly, the C Preferred provides that, unless the Company obtains the approval of its stockholders to issue more than 3,643,136 shares under the Rule, the Company is to redeem, and is not to permit conversion of, any shares of C Preferred whose conversion would otherwise cause the Company to issue a total number of shares of Common Stock in excess of that permitted by the Rule. The Company is required to give to each holder notice of redemption (a "notice of redemption") of the shares which are to be redeemed and not converted. The redemption price for each such attempted conversion is a cash amount equal to the product of the number of shares of Common Stock which would otherwise then be issued on conversion, times the highest bid price of the Common Stock during the period from the date of the notice of redemption and ending on the date of redemption. The Company cannot at this time determine the number of shares of C Preferred which it may be required to redeem, because the number of shares of Common Stock issuable on conversion of the C Preferred depends in part on the market price of the Common Stock at the time of conversion. Redemptions under this paragraph are referred to in this Proxy Statement as Rule 4460(i) Redemptions.

         The Company has agreed in favor of the holders of the C Preferred to call this special meeting to seek shareholder approval for the issuance of all shares issuable on conversion of the C Preferred in order that the Company not be required to make the redemption referred to in the preceding paragraph. Proxies for such approval are being solicited hereby.

         Issuance of C Preferred and Warrants

         On October 20, 1995, the Company issued 895 shares of C Preferred to 16 purchasers (the "Purchasers") and 136,381 Warrants to Swartz Investments, Inc., the placement agent. Each share was sold for $10,000. The aggregate purchase price for all shares was $8,950,000. The Company paid a placement fee of $648,875 and the Warrants. A copy of the Subscription Agreement is attached hereto as Exhibit D.

Proposal and Considerations

         The Company proposes that the shareholders approve the issuance of all shares of Common Stock which are issuable on conversion of the C Preferred in order that the Company not be required to make Rule 4460(i) Redemptions. Such redemptions would require the expenditure of cash which could otherwise be applied by the Company for corporate purposes.

                  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                            A VOTE FOR THIS PROPOSAL.

        Item 4 -- Ratification Of Appointment Of Independent Accountants

         Subject to the approval by the shareholders, the Board of Directors has appointed KPMG Peat Marwick as the Company's independent public accountants to audit its financial statements for the fiscal year ending June 30, 1999. KPMG Peat Marwick also audited the Company's financial statements since the fiscal years ended June 30, 1993. It is expected that a representative of KPMG Peat Marwick will be present at the Annual Meeting.

           THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS YOU VOTE FOR
             RATIFICATION OF THE APPOINTMENT OF KPMG PEAT MARWICK AS
                    INDEPENDENT ACCOUNTANTS FOR FISCAL 1998.

Vote Required

         Under New York law, the affirmative vote of a majority of the votes cast at the Annual Meeting is required ratify adoption of the 1998 Stock Option Plan, the issuance of Common Stock upon conversion of the C Preferred, and the appointment of the independent accountants. The affirmative vote of a plurality of the votes cast at the Annual Meeting is required to elect directors.

Expense Of Solicitation

         The cost of soliciting proxies, which also includes the preparation, printing and mailing of this Proxy Statement, will be borne by the Company. Solicitation will be made by the Company primarily through the mail, but regular employees of the Company may solicit proxies personally, by telephone or telegram. The Company will request brokers and nominees to obtain voting instructions of beneficial owners of stock registered in their names and will reimburse them for any expenses incurred in connection therewith.

Proposals Of Shareholders

         Shareholders of the Company who intend to present a proposal for action at the 2000 Annual Meeting of Shareholders of the Company, must notify the Company's management of such intention by notice received at the Company's principal executive offices not later than September 15, 1999 for such proposal to be included in the Company's proxy statement and form of proxy relating to such Meeting.

Financial Statements

         The Company's Annual Report to Shareholders for the year ended June 30, 1998 is being delivered with this Proxy Statement to the Company's shareholders.

Other Matters

         The Board of Directors knows of no matters that are expected to be presented for consideration at the Annual Meeting which are not described herein. However, if other matters properly come before the meeting, it is intended that the person named in the accompanying proxy will vote thereon in accordance with his best judgment.

PLEASE DATE, SIGN AND RETURN THE PROXY CARD AT YOUR EARLIEST CONVENIENCE IN THE ENCLOSED RETURN ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. A PROMPT RETURN OF YOUR PROXY CARD WILL BE APPRECIATED AS IT WILL SAVE THE EXPENSE OF FURTHER MAILINGS.

Dated:   Purchase, New York                   By Order of the Board of Directors
         November __, 1998
                                              BENJAMIN T. SPORN, Secretary

                                LIST OF EXHIBITS

EXHIBIT A       1998 Stock Option Plan

EXHIBIT B       Certificate of Amendment of the Certificate of
                Incorporation creating the Series C Convertible
                Preferred Stock

EXHIBIT C       Form of Stock Purchase Warrant

EXHIBIT D       Form of Securities Subscription Agreement between
                the Company and the Purchasers

                                    EXHIBIT A

                                    AMBI INC.
                             1998 STOCK OPTION PLAN

         There is hereby established a 1998 Stock Option Plan (the "Plan"). The Plan provides for the grant to directors, officers, and employees of AMBI Inc. (the "Company") or its subsidiaries and consultants and others who perform services for the Company or its subsidiaries of options ("Options") to purchase shares of common stock of the Company ("Common Stock").

1. Purpose. The purpose of the Plan is to provide additional incentive to the officers and directors who render services to the Company, who are responsible for the management and growth of the Company, or otherwise contribute to the conduct and direction of its business, operations and affairs. It is intended that Options granted under the Plan strengthen the desire of such persons to join and remain in the employ (or as directors) of the Company and stimulate their efforts on behalf of the Company.

2. The Stock. The aggregate number of shares of Common Stock which may be subject to Options shall not exceed 2,500,000. Such shares may be either authorized and unissued shares, or treasury shares. If any Option granted under the Plan shall expire, terminate or be cancelled for any reason without having been exercised in full, the corresponding number of unpurchased shares shall again be available for the purposes of the Plan. The preceding sentence shall apply only for purposes of determining the aggregate number of shares of Common Stock subject to options, but shall not apply for purposes of determining the maximum number of shares of Common Stock with respect to which Options that may be granted to any person participating in the Plan.

3. Administration of the Plan.

         (a) The Plan shall be administered by a committee or committees (the "Committee") which shall be appointed by the Board of Directors of the Company (the "Board") from among its members. With regard to options to be granted to directors and officers, the Committee shall be comprised solely of not less than two members, the majority of whom shall be (i) "Non-Employee Directors" within the meaning of Rule 16b-3(b)(3) (or any successor rule) promulgated under the Securities Exchange Act of 1934, as amended, and (ii) unless otherwise determined by the Board, "outside directors" within the meaning of Treasury Regulation Section 1.162-27(e)(3) under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). Subject to the express provisions of the Plan, the Committee shall have authority, in its discretion, to determine the individuals to receive Options, the times when they shall receive them and the number of shares of Common Stock to be subject to each Option, and other terms relating to the grant of Options.

         (b) Subject to the express provisions of the Plan, the Committee shall have authority to construe the respective option agreements and the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the terms and provisions of the respective option agreements (which need not be identical) and, as specified in this Plan, the fair market value of the Common Stock, and to make all other determinations necessary or advisable for administering the Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any option agreement in the manner and to the extent it shall deem expedient to carry it into effect, and it shall be the sole and final judge of such expediency. The determinations of the Committee on the matters referred to in this Section 3 shall be conclusive.

         (c) The Committee may, in its sole discretion, and subject to such terms and conditions as it may adopt, accelerate the date or dates on which some or all outstanding Options may be exercised.

         (d) The Committee may require that any Option Shares issued be legended as necessary to comply with applicable federal and state securities laws.

4. Types of Options. Options granted under the Plan shall be in the form of (i) incentive stock options ("ISOs"), as defined in Section 422 of the Code, or (ii) non-statutory options which do not qualify under such Section ("NSOs"), or both, in the discretion of the Committee. The status of each Option shall be identified in the option agreement.

5. Eligibility.

         (a) ISOs may be granted to such officers and directors who are employees of the Company as the Committee shall select from time to time.

         (b) NSOs may be granted to such officers and directors of the Company as the Committee shall select from time to time.

         (c) In no event shall the number of shares which are subject to Options awarded under the Plan to any one person (including any Options which have been exercised, expired, terminated or canceled for any reason without having been exercised in full) exceed 2,000,000.

6. Option Price.

         (a) The price or prices per share of Common Stock to be sold pursuant to an Option (the "Exercise Price") shall be such as shall be fixed by the Committee but shall in any case not be less than:

                  (i) the fair market value per share for such Common Stock on the date of grant in the case of ISOs other than to a 10% Shareholder,

                  (ii) 110% of the fair market value per share for such Common Stock on the date of grant in the case of ISOs to a 10% Shareholder, and

                  (iii) the fair market value per share for such Common Stock on the date of grant in the case of NSOs.

         (b) A "10% Shareholder" means an individual who within the meaning of
Section 422(b)(6) of the Code owns stock possessing more than 10 percent of the total combined voting power to all classes of stock of the Company or of its parent or any subsidiary corporation.

7. Period of Option Vesting.

         (a) The Committee shall determine for each Option the period during which such Option shall be exercisable in whole or in part, provided, however, that an ISO shall not be exercisable after the expiration of ten years from the date of grant of such ISO and provided further that an ISO granted to a 10% Shareholder shall not be exercisable after the expiration of five years from the date of grant of such ISO.

         (b) Special Rule for ISOs. The aggregate fair market value (determined at the time the ISO is granted and ISOs will be taken into account in the order in which they were granted) of the stock with respect to which ISOs are exercisable for the first time by an Optionee (as defined below) during any calendar year (under all such plans of the Company, its parent or subsidiaries) shall not exceed $100,000, and any excess shall be considered an NSO.

8. Effect of Termination of Employment.

         (a) The Committee shall determine for each Option the extent, if any, to which such Option shall be exercisable in the event of the termination of the person to whom such Option was granted ("Optionee") from employment with or rendering of other services to the Company.

         (b) However, any such Option which is an ISO shall in all events lapse unless exercised by the Optionee:

                  (i) prior to the 89th day after the date on which employment terminated, if termination was other than by reason of death; and

                  (ii) within the twelve-month period next succeeding the death of the Optionee, if termination is by reason of death.

         (c) The Committee shall have the right, at any time, and from time to time, with the consent of the Optionee, to modify the lapse date of an Option and to convert an ISO into an NSO to the extent that such modification in lapse date increases the life of the ISO beyond the dates set forth above or beyond dates otherwise permissible for an ISO.

9. Payment for Shares of Common Stock. Upon exercise of an Option, the Optionee shall make full payment of the Option Price in cash, or, with the consent of the Committee and to the extent permitted by it:

         (a) with Common Stock of the Company valued at fair market value on date of exercise, but only if held by the Optionee for a period of time sufficient to prevent a pyramid exercise that would create a charge to the Company's earnings;

         (b) with a full recourse interest bearing promissory note of the Optionee, secured by a pledge of the shares of Common Stock received upon exercise of such Option, and having such other terms and conditions as determined by the Committee;

         (c) by delivering a properly executed exercise notice together with irrevocable instructions to a broker to sell shares acquired upon exercise of the Option and promptly to deliver to the Company a portion of the proceeds thereof equal to the exercise price; or

         (d) any combination of any of the foregoing.

10. Option Exercises. Options shall be exercised by submitting to the Company a signed copy of notice of exercise in a form to be supplied by the Company. The exercise of an Option shall be effective on the date on which the Company receives such notice at its principal corporate offices. The Company may cancel such exercise in the event that payment is not effected in full, subject to the other terms of this Plan.

11. Limited Transferability of Option. No Option shall be assignable or transferable by the Optionee to whom it is granted, other than by will or laws of descent and distribution, except that, upon approval by the Committee, the Optionee may transfer an Option that is not intended to constitute an ISO (a) pursuant to a qualified domestic relations order as defined for purposes of the Employee Retirement Income Security Act of 1974, as amended, or (b) by gift: to a member of the "Family" (as defined below) of the Optionee, to or for the benefit of one or more organizations qualifying under Code Sec. 501(c)(3) and 170(c)(2) (a "Charitable Organization") or to a trust for the exclusive benefit of the Optionee, one or more members of the Optionee's Family, one or more Charitable Organizations, or any combination of the foregoing, provided that any such transferee shall enter into a written agreement to be bound by the terms of this Plan and the option agreement. For this purpose, "Family" shall mean the ancestors, spouse, siblings, spouses of siblings, lineal descendants and spouses of lineal descendants of the Optionee. During the lifetime of an Optionee to whom an ISO is granted, only such Optionee (or, in the event of legal incapacity or incompetence, the Optionee's guardian or legal representative) may exercise the ISO.

12. Other Plan Terms.

         (a) The Committee may grant more than one Option to an individual, and, subject to the requirements of Section 422 of the Code with respect to ISOs, such Option may be in addition to, in tandem with, or in substitution for, Options previously granted under the Plan or of another corporation and assumed by the Company.

         (b) The Committee may permit the voluntary surrender of all or a portion of any Option granted under the Plan or otherwise to be conditioned upon the granting to the employee of a new Option for the same or a different number of shares of Common Stock as the Option surrendered, or may require such voluntary surrender as a condition precedent to a grant of a new Option to such employee. Such new Option shall be exercisable at the price, during the period, and in accordance with any other terms or conditions specified by the Committee at the time the new Option is granted, all determined in accordance with the provisions of the Plan without regard to the price, period of exercise, or any other terms or conditions of the Option surrendered.

         (c) Options under the Plan may be granted at any time after the Plan has been approved by the shareholders of the Company. However, no Option shall be granted under the Plan after August 20, 2008.

         (d) In the event of a reorganization, recapitalization, liquidation, stock split, stock dividend, combination of shares, merger or consolidation, or the sale, conveyance, lease or other transfer by the Company of all or substantially all of its property, or any change in the corporate structure or shares of common stock of the Company, pursuant to any of which events the then outstanding shares of the common stock are split up or combined or changed into, become exchangeable at the holder's election for, or entitle the holder thereof to other shares of common stock, or in the case of any other transaction described in Section 424(a) of the Code, the Committee may change the number and kind of shares of Common Stock available under the Plan and any outstanding Option (including substitution of shares of common stock of another corporation) and the price of any Option and the fair market value determined under this Plan in such manner as it shall deem equitable in its sole discretion.

         (e) An Optionee or a legal representative thereof shall have none of the rights of a stockholder with respect to shares of Common Stock subject to Options until such shares shall be issued or transferred upon exercise of the Option.

         (f) The Company shall effect the grant of Options under the Plan, in accordance with determinations made by the Committee, by execution of instruments in writing in a form approved by the Committee. Each Option shall contain such terms and conditions (which need not be the same for all Options, whether granted at the time or at different times) as the Committee shall deem to be appropriate and not inconsistent with the provisions of the Plan, and such terms and conditions shall be agreed to in writing by the Optionee.

13. Certain Definitions.

         (a) Fair Market Value. As used in the Plan, the term "fair market value" shall mean as of any date:

                  (i) if the Common Stock is not traded on any over-the-counter market or on a national securities exchange, the value determined by the Committee using the best available facts and circumstances;

                  (ii) if the Common Stock is traded in the over-the-counter market, based on most recent closing prices for the Common Stock on the date the calculation thereof shall be made; or

                  (iii) if the Common Stock is listed on a national securities exchange, based on the most recent closing prices for the Common Stock of the Company on such exchange.

         (b) Subsidiary and Parent. The terms "subsidiary" and "parent" as used in the Plan shall have the respective meanings set forth in Sections 424(f) and
(e) of the Code.

14. Not an Employment Contract. Nothing in the Plan or in any Option or stock option agreement shall confer on any Optionee any right to continue in the service of the Company or any parent or subsidiary of the Company or interfere with the right of the Company to terminate such Optionee's employment or other services at any time.

15. Withholding Taxes.

         (a) Whenever the Company proposes or is required to issue or transfer shares of Common Stock under the Plan, the Company shall have the right to require the Optionee to remit to the Company an amount sufficient to satisfy any federal, state and/or local withholding tax requirements prior to the delivery of any certificate or certificates for such shares. Alternatively, the Company may, in its sole discretion from time to time, issue or transfer such shares of Common Stock net of the number of shares sufficient to satisfy the withholding tax requirements. For withholding tax purposes, the shares of Common Stock shall be valued on the date the withholding obligation is incurred.

         (b) In the case of shares of Common Stock that an Optionee receives pursuant to his exercise of an Option which is an ISO, if such Optionee disposes of such shares of Common Stock within two years from the date of the granting of the ISO or within one year after the transfer of such shares of Common Stock to him, the Company shall have the right to withhold from any salary, wages, or other compensation for services payable by the Company to such Optionee, amounts sufficient to satisfy any withholding tax obligation attributable to such disposition.

         (c) In the case of a disposition described in paragraph (b), the Optionee shall give written notice to the Company of such disposition within 30 days following the disposition, which notice shall include such information as the Company may reasonably request to effectuate the provisions hereof.

16. Agreements and Representations of Optionees. As a condition to the exercise of an Option, unless counsel to the Company opines that it is not necessary under the Securities Act of 1933, as amended (the "Securities Act"), and the pertinent rules thereunder, as the same are then in effect, the Optionee shall represent in writing that the shares of Common Stock being purchased are being purchased only for investment and without any present intent at the time of the acquisition of such shares of Common Stock to sell or otherwise dispose of the same.

17. Amendment and Discontinuance of the Plan. The Board may at any time alter, suspend or terminate the Plan, but no change shall be made which will have a materially adverse effect upon any Option previously granted, unless the consent of the Optionee is obtained; provided, however, that the Board may not without further approval of the shareholders, (i) increase the maximum number of shares of Common Stock for which Options may be granted under the Plan or which may be purchased by an individual Optionee, (ii) decrease the minimum option price provided in the Plan, or (iii) change the class of persons eligible to receive Options.

18. Other Conditions.

         (a) If at any time counsel to the Company shall be of the opinion that any sale or delivery of shares of Common Stock pursuant to an Option granted under the Plan is or may in the circumstances be unlawful under the statutes, rules or regulations of any applicable jurisdiction, the Company shall have no obligation to make such sale or delivery, and the Company shall not be required to make any application or to effect or to maintain any qualification or registration under the Securities Act or otherwise with respect to shares of Common Stock or Options under the Plan, and the right to exercise any such Option may be suspended until, in the opinion of said counsel, such sale or delivery shall be lawful.

         (b) At the time of any grant or exercise of any Option, the Company may, if it shall deem it necessary or desirable for any reason connected with any law or regulation of any governmental authority relative to the regulation of securities, condition the grant and/or exercise of such Option upon the Optionee making certain representations to the Company and the satisfaction of the Company with the correctness of such representations.

19. Approval; Effective Date; Governing Law. This Plan shall become effective upon the approval by the stockholders of the Company at an annual meeting or any special meeting of the stockholders of the Company. This Plan shall be interpreted in accordance with the internal laws of the State of New York.

                                    EXHIBIT B

                            CERTIFICATE OF AMENDMENT
                                     OF THE
                          CERTIFICATE OF INCORPORATION
                                       OF
                           APPLIED MICROBIOLOGY, INC.

(Pursuant to Sections 502 and 805 of the Business Corporation Law)

1. The name of the corporation is Applied Microbiology, Inc. The name under which it was formed is Applied Microbiology, Inc.

         2. The date its certificate of incorporation was filed by the Department of State is June 29, 1983.

         3. The certificate of incorporation is hereby amended by the addition of the following new Article Fifteenth, which states the number, designation, relative rights, preferences, and limitations which have been fixed by resolution of the corporation's board of directors for shares of the 1992 Redeemable Preferred Stock:

"ARTICLE Fifteenth: There is hereby created a series of the Preferred Stock of this corporation to consist of 1,000 shares of Preferred Stock, $.01 par value per share, which this corporation now has authority to issue.

         Section 1. Designation and Amount. The shares of such series shall be designated as "Series C Preferred Stock" (the "Series C Preferred Stock") and the number of shares constituting the Series C Preferred Stock shall be 1,000. Such number of shares may be increased or decreased by resolution of the Board of Directors; provided, that no decrease shall reduce the number of shares of Series C Preferred Stock to a number less than the number of shares then outstanding plus the number shares reserved for issuance upon the exercise of outstanding options, rights or warrants or upon the conversion of any outstanding securities issued by the Corporation convertible into Series C Preferred Stock.

         Section 2. Rank. The Series C Preferred Stock shall rank: (i) prior to all of the Corporation's Common Stock, par value $.005 per share ("Common Stock"); (ii) prior to any class or series of capital stock of the Corporation hereafter created specifically ranking by its terms junior to any Series C Convertible Preferred Stock of whatever subdivision (collectively, with the Common Stock, "Junior Securities"); (iii) on parity with any class or series of capital stock of the Corporation hereafter created specifically ranking by its terms on parity with the Series C Preferred Stock ("Parity Securities") in each case as to distributions of assets upon liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary (all such distributions being referred to collectively as "Distributions"), and (iv) junior to the 1992 Preferred Stock and any class or series of capital stock of the Corporation which is hereafter created and is not specifically ranked junior to or in parity with the Series C Preferred Stock.

         Section 3. Dividends. The Series C Preferred Stock will bear no dividends, and the holders of the Series C Preferred Stock shall not be entitled to receive dividends on the Series C Preferred Stock.

         Section 4. Liquidation Preference.

                  (a) In the event of any liquidation, dissolution or winding up of the Corporation, either voluntary or involuntary, the holders of each share of Series C Preferred Stock shall be entitled to receive, immediately after any distributions to Senior Securities required by the Corporation's Certificate of Incorporation or any certificate of designation of preferences, and prior and in preference to any distribution to Junior Securities but in parity with any distribution of Parity Securities, an amount per share equal to the sum of (i) $10,000 for each such share of Series C Preferred Stock (the "Original Series C Issue Price") and (ii) an amount equal to 8% of the Original Series C Issue Price per annum for the period that has passed since the date of issuance of such share (such amount being referred to herein as the "Premium"). If upon the occurrence of such event, the assets and funds thus distributed among the holders of the Series C Preferred Stock and Parity Securities shall be insufficient to permit the payment to such holders of the full preferential amounts due to the holders of the Series C Preferred Stock and the Parity Securities, respectively, then the entire assets and funds of the Corporation legally available for distribution shall be distributed among the holders of the Series C Preferred Stock and the Parity Securities, pro rata, based on the respective liquidation amounts to which each such series of stock is entitled by the Corporation's Certificate of Incorporation and any certificate of designation of preferences.

                  (b) Upon the completion of the distribution required by subsection 4(a), if assets remain in this Corporation, they shall be distributed to holders of Parity Securities (unless holders of Parity Securities have received distributions pursuant to subsection (a) above) and Junior Securities in accordance with the Corporation's Certificate of Incorporation including any duly adopted certificate(s) of designation of preferences.

                  (c) A consolidation or merger of the Corporation with or into any other corporation or corporations, or a sale, conveyance or disposition of all or substantially all of the assets of the Corporation or the effectuation by the Corporation of a transaction or series of related transactions in which more than 50% of the voting power of the Corporation is disposed of, shall not be deemed to be a liquidation, dissolution or winding up within the meaning of this Section 4, but shall instead be treated pursuant to Section 7 hereof.

                  Section 5. Conversion and Registration. The record Holders of this Series C Preferred Stock shall have conversion rights as follows (the "Conversion Rights"):

         (a) Right to Convert. The record Holder of this Series C Preferred Stock shall be entitled, at the times and in the amounts set forth below, and, subject to the Company's right of redemption set forth in Section 6(a), at the office of the Company or any transfer agent for the Series C Preferred Stock, to convert portions of the aggregate number of shares of Series C Preferred Stock held by such Holder into that number of fully-paid and non-assessable shares of the $.005 par value common stock of the Company (the "Common Stock") at the Conversion Rate as set forth below. The number of shares of Common Stock into which this Series C Preferred Stock may be converted is hereinafter referred to as the "Conversion Rate" for such Series C Preferred Stock. The record Holder of this Series C Preferred Stock shall be entitled, at the option of the Holder, subject to the Company's right of redemption set forth in Section 6(a), to convert such Preferred Stock as follows:

I. one-third (the "First 1/3") of the shares of Series C Preferred Stock issued to such Holder is convertible, pursuant to the Registration Statement, at any time beginning on the later of (i) 45 days following the date of the Last Closing and (ii) the date upon which the Registration Statement becomes effective (the "Registration Effective Date"), but is in any event convertible, pursuant to Regulation S and applicable exemptions, at any time beginning 90 days following the date of the Last Closing if the Registration Statement has not yet become effective, and

II. an additional one-third (the "Second 1/3") of the shares of Series C Preferred Stock issued to such Holder is convertible, pursuant to the Registration Statement, at any time beginning on the later of (i) 75 days following the date of the Last Closing and (ii) the Registration Effective Date, but is in any event convertible, pursuant to Regulation S and applicable exemptions, at any time beginning 90 days following the date of the Last Closing if the Registration Statement has not yet become effective, and

III. all remaining shares (the "Final 1/3") of Series C Preferred Stock issued to such Holder are convertible at any time beginning 90 days following the date of the Last Closing, pursuant to the Registration Statement, if it has become effective, or pursuant to Regulation S and applicable exemptions, if the Registration Statement has not become effective.

The shares shall be convertible at the office of the Company or any transfer agent for the Series C Preferred Stock, into that number of fully-paid and non-assessable shares of Common Stock of the Company calculated in accordance with the following formula:

Number of shares issued upon conversion of one share of Preferred
Stock

         = [(.08) (N/365) (10,000)] + 10,000 + Late Registration Penalty
           -------------------------------------------------------------
                                 (if applicable)
                                ------------------
                                 Conversion Price

         o N = the number of days between (i) the date that, in connection with the consummation of the initial purchase by Subscriber of shares of shares of Series C Preferred Stock from the Company, the escrow agent first had in its possession funds representing full payment for the shares of Series C Preferred Stock for which conversion is being elected, and (ii) the applicable date of conversion for the Series C Preferred Stock for which conversion is being elected (the "Date of Conversion"),

         and

         o Conversion Price = the lesser of (x) the Closing Bid Price, as that term is defined below, on October 13, 1995 (the "Fixed Conversion Price"), or (y) 85% of the average Closing Bid Price, as that term is defined below, of the Company's Common Stock for the five (5) trading days immediately preceding the Date of Conversion, as defined below. For purposes hereof, the term "Closing Bid Price" shall mean the closing bid price of the Company's Common Stock as reported by Nasdaq (or, if not reported by Nasdaq, as reported by such other exchange or market where traded).

o Late Registration Penalty

         = (1/3 x [.025 x (A/30) x $10,000] )+ (1/3 x [.025 x (B/30) x
         $10,000]), where

         - A (the number of days registration is late for the First 1/3 of shares of Series C Preferred Stock issued to Holder) equals the number of days between (i) the 45th day following the date of the Last Closing, and (ii) the date that the Registration Effective Date, but in no event shall the value of A exceed 45, and

         - B (the number of days registration is late for the Second 1/3 of shares of Series C Preferred Stock issued to Holder) equals the number of days between (i) the 75th day following the date of the Last Closing, and (ii) the Registration Effective Date, but in no event shall the value of B exceed

         15.

         (b) Mechanics of Conversion. No fractional shares of Common Stock shall be issued upon conversion of this Series C Preferred Stock. In lieu of any fractional share to which the Holder would otherwise be entitled, the Company shall pay cash to such Holder in an amount equal to such fraction multiplied by the Conversion Price then in effect. In the case of a dispute as to the calculation of the Conversion Rate, the Company's calculation shall be deemed conclusive absent manifest error. In order to convert Series C Preferred Stock into full shares of Common Stock, the Holder shall surrender the certificate or certificates therefor, duly endorsed, by either overnight courier or 2-day courier, to the office of the Company or of any transfer agent for the Series C Preferred Stock, and shall give written notice ("Notice of Conversion") to the Company at such office that he elects to convert the same, the number of shares of Series C Preferred Stock so converted and a calculation of the Conversion Rate (with an advance copy of the certificate(s) and the notice by facsimile); provided, however, that the Company shall not be obligated to issue certificates evidencing the shares of Common Stock issuable upon such conversion unless either the certificates evidencing such Series C Preferred Stock are delivered to the Company or its transfer agent as provided above, or the Holder notifies the Company or its transfer agent that such certificates have been lost, stolen or destroyed and executes an agreement satisfactory to the Company to indemnify the Company from any loss incurred by it in connection with such certificates.

         The Company shall use reasonable efforts to issue and deliver within three (3) business days after delivery to the Company of such certificates, or after such agreement and indemnification, to such Holder of Series C Preferred Stock at the address of the Holder on the books of the Company, a certificate or certificates for the number of shares of Common Stock to which the Holder shall be entitled as aforesaid. The date on which conversion occurs (the "Date of Conversion") shall be deemed to be the date set forth in such Notice of Conversion, provided (i) that the advance copy of the Notice of Conversion is faxed to the Company before midnight, New York City time, on the Date of Conversion and (ii) that the stock certificates (the "Preferred Stock Certificates") representing the Series C Preferred Stock to be converted are received by the transfer agent or the Company within five business days thereafter. The person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock on such date. If the original Preferred Stock Certificates to be converted are not received by the transfer agent or the Company within five business days after the Date of Conversion, the Notice of Conversion shall become null and void.

         (c)  Reservation of Stock Issuable Upon Conversion.  The

Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the Series C Preferred Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all then outstanding shares of Series C Preferred Stock; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of Series C Preferred Stock, the Company will take such corporate action as may be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.

         (d) Automatic Conversion. Each share of Series C Preferred Stock outstanding on October 13 1998 automatically shall be converted into Common Stock on each date at the Conversion Price then in effect and October 13, 1998 shall be deemed the Date of Conversion with respect to such Conversion.

         (e)  Adjustment to Fixed Conversion Price.

                  (i) If, prior to the conversion of all of the Series C Preferred Stock, the number of outstanding shares of Common Stock is increased by a stock split, stock dividend, or other similar event, the Fixed Conversion Price shall be proportionately reduced, or if the number of outstanding shares of Common Stock is decreased by a combination or reclassification of shares, or other similar event, the Fixed Conversion Price shall be proportionately increased.

                  (ii) If, prior to the conversion of all Series C Preferred Stock, there shall be any merger, consolidation, exchange of shares, recapitalization, reorganization, or other similar event, as a result of which shares of Common Stock of the Company shall be changed into the same or a different number of shares of the same or another class or classes of stock or securities of the Company or another entity, then the Holders of Series C Preferred Stock shall thereafter have the right to purchase and receive upon conversion of Series C Preferred Stock, upon the basis and upon the terms and conditions specified herein and in lieu of the shares of Common Stock immediately theretofore issuable upon conversion, such shares of stock and/or securities as may be issued or payable with respect to or in exchange for the number of shares of Common Stock immediately theretofore purchasable and receivable upon the conversion of Series C Preferred Stock held by such Holders had such merger, consolidation, exchange of shares, recapitalization or reorganization not taken place, and in any such case appropriate provisions shall be made with respect to the rights and interests of the Holders of the Series C Preferred Stock to the end that the provisions hereof (including, without limitation, provisions for adjustment of the Fixed Conversion Price and of the number of shares issuable upon conversion of the Series C Preferred Stock) shall thereafter be applicable, as nearly as may be practicable in relation to any shares of stock or securities thereafter deliverable upon the exercise hereof. The Company shall not effect any transaction described in this subsection 5(e) unless the resulting successor or acquiring entity (if not the Company) assumes by written instrument the obligation to deliver to the Holders of the Series C Preferred Stock such shares of stock and/or securities as, in accordance with the foregoing provisions, the Holders of the Series C Preferred Stock may be entitled to purchase.

                  (iii) If any adjustment under this Section 5(e) would create a fractional share of Common Stock or a right to acquire a fractional share of Common Stock, such fractional share shall be disregarded and the number of shares of Common Stock issuable upon conversion shall be the next higher number of shares.

         As used herein, the term "Registration Statement" shall mean a shelf registration statement for the Common Stock under the Securities Act of 1933 and the term "Last Closing" shall mean the date of the last closing for the sale by the Company of any Series C Preferred Stock.

         Section 6. Redemption by Company.

         (a) Company's Right to Redeem. The Company shall have the right, in its sole discretion, upon receipt of a Notice of Conversion pursuant to Section 5, to redeem in whole or in part any Series C Preferred Stock submitted for conversion, immediately prior to conversion. If the Company elects to redeem some, but not all, of the Series C Preferred Stock submitted for conversion, the Company shall redeem from among the Series C Preferred Stock submitted by the various shareholders for conversion on the applicable date, a pro-rata amount from each shareholder so submitting Series C Preferred Stock for conversion.

         (b) Mechanics of Redemption. The Company shall effect each such redemption by giving notice of its election to redeem, by facsimile within 1 business day following receipt of a Notice of Conversion from a Holder, with a copy by 2-day courier, to (A) the Holder of Series C Preferred Stock submitted for conversion at the address and facsimile number of such Holder appearing in the Company's register for the Series C Preferred Stock and (B) the Company's Transfer Agent. Such redemption notice shall indicate whether the Company will redeem all or part of the Series C Preferred Stock submitted for conversion and the applicable redemption price. The Company shall not be entitled to send any notice of redemption and begin the redemption procedure unless it has (i) the full amount of the redemption price, in cash, available in a demand or other immediately available account in a bank or similar financial institution or (ii) immediately available credit facilities, in the full amount of the redemption price, with a bank or similar financial institution on the date the redemption notice is sent to shareholders.

         The redemption price per share of the Series C Preferred Stock shall be calculated in accordance with the following formula:

[[(.08)(N/365) (10,000)] + 10,000 + Late Registration Penalty ] x
Closing Bid price on Date of Conversion

         For the purposes of the above formula, "N", "Closing Bid Price", "Conversion Price" and "Late Registration Penalty" shall have the meanings set forth in Section 5.

The redemption price shall be paid to the Holder of Series C Preferred Stock redeemed within 10 business days of the delivery of the notice of such redemption to such Holder; provided, however, that the Company shall not be obligated to deliver any portion of such redemption price unless either the certificates evidencing the Series C Preferred Stock redeemed are delivered to the Company or its transfer agent as provided in Section 4(b), or the Holder notifies the Company or its transfer agent that such certificates have been lost, stolen or destroyed and executes an agreement satisfactory to the Company to indemnify the Company from any loss incurred by it in connection with such certificates.

         Section 7. Corporate Change. The Closing Bid Price used to determine the Conversion Price shall be appropriately adjusted to reflect, as deemed equitable and appropriate by the Corporation, any stock dividend, stock split or share combination of the Common Stock. In the event of a merger, reorganization, recapitalization or similar event of or with respect to the Company (a "Corporate Change") (other than a Corporate Change in which all or substantially all of the consideration received by the holders of the Company's equity securities upon such Corporate Change consists of cash or assets other than securities issued by the acquiring entity or any affiliate thereof), this Series C Preferred Stock shall be assumed by the acquiring entity and thereafter this Series C Preferred Stock shall be convertible into such class and type of securities as the Holder would have received had the Holder converted this Series C Preferred Stock immediately prior to such Corporate Change.

         Section 8. Voting Rights. Except as otherwise provided by law, the holders of the Series C Preferred Stock shall have no voting power whatsoever, and no holder of Series C Preferred Stock shall vote or otherwise participate in any proceeding in which actions shall be taken by the Corporation or the shareholders thereof or be entitled to notification as to any meeting of the Board of Directors or the shareholders.

         To the extent that under New York law the vote of the holders of the Series C Preferred Stock, voting separately as a class, is required to authorize a given action of the Corporation, the affirmative vote or consent of the holders of at least a majority of the outstanding shares of the Series C Preferred Stock shall constitute the approval of such action by the class. To the extent that under New York law the holders of the Series C Preferred Stock are entitled to vote on a matter with holders of Common Stock, voting together as one class, each share of Series C Preferred Stock shall be entitled to a number of votes equal to the number of shares of Common Stock into which it is then convertible using the record date for the taking of such vote of stockholders as the date as of which the Conversion Price is calculated. Holders of the Series C Preferred Stock shall be entitled to notice of all shareholder meetings or written consents with respect to which they would be entitled to vote, which notice would be provided pursuant to the Corporation's by-laws and applicable statutes.

         Section 9. Protective Provisions. So long as shares of Series C Preferred Stock are outstanding, the Corporation shall not without first obtaining the approval (by vote or written consent, as provided by law) of the holders of at least a majority of the then outstanding shares of Series C Preferred Stock alter or change the rights, preferences or privileges of the shares of Series C Preferred Stock or any Senior Securities so as to affect adversely the Series C Preferred Stock.

         Section 10. Status of Redeemed or Converted Stock. In the event any shares of Series C Preferred Stock shall be redeemed or converted pursuant to
Section 5 or Section 6 hereof, the shares so converted or redeemed shall be canceled, shall return to the status of authorized but unissued Preferred Stock of no designated series, and shall not be issuable by the Corporation as Series C Preferred Stock.

         Section 11. Preference Rights. Nothing contained herein shall be construed to prevent the Board of Directors of the Corporation from issuing one or more series of preferred stock with dividend and/or liquidation preferences equal to or greater than the dividend and liquidation preferences of the Series C Preferred Stock."

                           [intentionally left blank]

         4. This amendment was adopted by the Board of Directors under the authority of Sections 502 and 708(b) of the Business Corporation law.

         IN WITNESS WHEREOF, we hereunto sign our names and affirm that the statements made herein are true under penalties of perjury this 18th day of October, 1995.

                                                  /s/ Stephen Benoit
                                                  ------------------------------
                                                  Stephen Benoit, Vice President

                                                  /s/ Benjamin T. Sporn
                                                  ------------------------------
                                                  Benjamin T. Sporn, Secretary

                              NOTICE OF CONVERSION

                    (To be Executed by the Registered Holder in order to Convert the Preferred Stock)

The undersigned hereby irrevocably elects to convert _________ shares of Series C Preferred Stock, represented by stock certificate No(s). _______ (the "Preferred Stock Certificates") into shares of common stock ("Common Stock") of Applied Microbiology (the "Company") according to the conditions of the Certificate of Designation of Series C Preferred Stock, as of the date written below. If shares are to be issued in the name of a person other than undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates. No fee will be charged to the Holder for any conversion, except for transfer taxes, if any.

The undersigned represents and warrants that all offers and sales by the undersigned of the shares of Common Stock issuable to the undersigned upon conversion of the share of Series C Preferred Stock represented by the Preferred Stock Certificates shall be made in compliance with Regulation S, pursuant to registration of the Common Stock under the Act or pursuant to an exemption from registration under the Act.

Conversion Calculations:

------------------------------
                                                  Date of Conversion

                                                  ------------------------------
                                                  Applicable Conversion Price

                                                  ------------------------------
                                                  Signature

                                                  ------------------------------
                                                  Name

                                                  Address:

                                                  ------------------------------

                                                  ------------------------------

* No shares of Common Stock will be issued until the original preferred Stock Certificate(s) to be converted and the Notice of Conversion are received by the Company's Attorney or Transfer

Agent. The original certificate representing the Series C Preferred Stock to be converted and the Notice of Conversion must be received by the Company's Attorney or Transfer Agent by the fifth business day following the Date of Conversion, or such Notice of Conversion shall become null and void.

                                    EXHIBIT C

THIS CERTIFICATE AND THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW, AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNTIL EITHER (i) A REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS SHALL HAVE BECOME EFFECTIVE WITH REGARD THERETO, OR (ii) THE CORPORATION SHALL HAVE RECEIVED AN OPINION OF COUNSEL ACCEPTABLE TO THE CORPORATION AND ITS COUNSEL THAT AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OR APPLICABLE STATE SECURITIES LAWS IS AVAILABLE IN CONNECTION WITH SUCH OFFER, SALE OR TRANSFER.

Warrant to Purchase
136,381 shares

                        Warrant to Purchase Common Stock
                                       of
                           APPLIED MICROBIOLOGY, INC.

         THIS CERTIFIES that Swartz Investments, Inc. ("Holder") or any subsequent holder hereof, has the right to purchase from Applied Microbiology, Inc., a New York Corporation (the "Company"), not more than 136,381 fully paid and nonassessable shares of the Company's Common Stock, $.005 par value ("Common Stock"), at a price of $6.30 per share subject to adjustment as provided below (the "Exercise Price"), at any time on or before 5:00 p.m., Atlanta, Georgia time, on September 29, 2000.

         The holder of this Warrant agrees with the Company that this Warrant is issued and all rights hereunder shall be held subject to all of the conditions, limitations and provisions set forth herein.

         1.       Exercise.

         This Warrant may be exercised as to all or any lesser number of full shares of Common Stock covered hereby upon surrender of this Warrant, with the Subscription Form attached hereto duly executed, together with the full Exercise Price (as hereinafter defined) in cash, or by certified or official bank check payable in New York Clearing House Funds for each share of Common Stock as to which this Warrant is exercised, at the office of the Company, Applied Microbiology, Inc., 771 Old Saw Mill River Road, Tarrytown, NY 10591, or at such other office or agency as the Company may designate in writing, by overnight mail, with an advance copy of the Subscription Form by facsimile (such surrender and payment hereinafter called the "Exercise of this Warrant"). The "Date of Exercise" of the Warrant shall be defined as the date that the advance copy of the Subscription Form is sent by facsimile to the

Company, provided that the original Warrant and Subscription Form are received by the Company within five business days thereafter. The original Warrant and Subscription Form must be received within 5 business days of the Date of Exercise, or the Subscription Form shall be considered void. This Warrant shall be canceled upon its Exercise, and, as soon as practical thereafter, the holder hereof shall be entitled to receive a certificate or certificates for the number of shares of Common Stock purchased upon such Exercise and a new Warrant or Warrants (containing terms identical to this Warrant) representing any unexercised portion of this Warrant. Each person in whose name any certificate for shares of Common Stock is issued shall, for all purposes, be deemed to have become the holder of record of such shares on the Date of Exercise of this Warrant, irrespective of the date of delivery of such certificate. Nothing in this Warrant shall be construed as conferring upon the holder hereof any rights as a shareholder of the Company.

         2.       Payment of Warrant Exercise Price.

         Payment of the Exercise Price may be made by any of the following, or a combination thereof, at the election of Holder:

         (i)      cash, certified check or cashiers check or wire transfer;

         or

         (ii) surrender of this Warrant at the principal office of the Company together with notice of election, in which event the Company shall issue Holder a number of shares of Common Stock computed using the following formula:

                           X = Y (A-B)/A

         where: X = the number of shares of Common Stock to be issued to Holder (not to exceed the number of shares set forth on the cover page of this Warrant, as adjusted pursuant to the provisions of Section 4 of this Warrant).

                  Y = the number of shares of Common Stock for which this Warrant is being exercised.

                  A = the Market Price of one share of Common Stock (for purposes of this Section 2(ii), the "Market Price" shall be defined as the average closing bid price of the Common Stock for the five trading days prior to the Date of Exercise of this Warrant (the "Average Closing Bid Price"), as reported by the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), or if the Common Stock is not traded on NASDAQ, the Average Closing Bid Price in the over-the-counter market; provided, however, that if the Common Stock is listed on a stock exchange, the Market Price shall be the Average Closing Bid Price on such exchange).

                  B = the Exercise Price.

         3.       Transfer and Registration.

         Subject to the provisions of Section 7 of this Warrant, this Warrant may be transferred on the books of the Company, wholly or in part, in person or by attorney, upon surrender of this Warrant properly endorsed, with signature guaranteed. This Warrant shall be canceled upon such surrender and, as soon as practicable thereafter, the person to whom such transfer is made shall be entitled to receive a new Warrant or Warrants as to the portion of this Warrant transferred, and the holder of this Warrant shall be entitled to receive a new Warrant or Warrants as to the portion hereof retained.

         4.       Anti-Dilution Adjustments.

         (a) If the Company shall at any time declare a dividend payable in shares of Common Stock, then the holder hereof, upon Exercise of this Warrant after the record date for the determination of holders of Common Stock entitled to receive such dividend, shall be entitled to receive upon Exercise of this Warrant, in addition to the number of shares of Common Stock as to which this Warrant is Exercised, such additional shares of Common Stock as such holder would have received had this Warrant been Exercised immediately prior to such record date.

         (b) If the Company shall at any time effect a recapitalization or reclassification of such character that the shares of Common Stock shall be changed into or become exchangeable for a larger or smaller number of shares, then upon the effective date thereof, the number of shares of Common Stock which the holder hereof shall be entitled to purchase upon Exercise of this Warrant shall be increased or decreased, as the case may be, in direct proportion to the increase or decrease in the number of shares of Common Stock by reason of such recapitalization or reclassification, and the Exercise Price shall be, in the case of an increase in the number of shares, proportionately decreased and, in the case of a decrease in the number of shares, proportionally increased.

         (c) If the Company shall at any time distribute to holders of Common Stock cash, evidences of indebtedness or other securities or assets (other than cash dividends or distributions payable out of earned surplus or net profits for the current or preceding year) then, in any such case, the holder of this Warrant shall be entitled to receive, upon exercise of this Warrant, with respect to each share of Common Stock issuable upon such Exercise, the amount of cash or evidences of indebtedness or other securities or assets which such holder would have been entitled to receive with respect to each such share of Common Stock as a result of the happening of such event had this Warrant been Exercised immediately prior to the record date or other date fixing shareholders to be affected by such event (the "Determination Date") or, in lieu thereof, if the Board of Directors of the Company should so determine at the time of such distribution, a reduced Exercise Price determined by multiplying the Exercise Price on the Determination Date by a fraction, the numerator of which is the result of such Exercise Price reduced by the value of such distribution applicable to one share of Common Stock (such value to be determined by the Board in its discretion) and the denominator of which is such Exercise Price.

         (d) If the Company shall at any time consolidate or merge with any other corporation or transfer all or substantially all of its assets, then the Company shall deliver written notice to the Holder of such merger, consolidation or sale of assets at least thirty (30) days prior to the closing of such merger, consolidation or sale of assets and this Warrant shall terminate and expire immediately prior to the closing of such merger, consolidation or sale of assets.

         (e) As used in this Warrant, the term "Exercise Price" shall mean the purchase price per share specified in this Warrant until the occurrence of an event stated in subsection (b) or (c) of this Section 4 and thereafter shall mean said price as adjusted from time to time in accordance with the provisions of said subsection. No such adjustment shall be made unless such adjustment would change the Exercise Price at the time by $.01 or more; provided, however, that all adjustments not so made shall be deferred and made when the aggregate thereof would change the Exercise Price at the time by $.01 or more. No adjustment made pursuant to any provision of this Section 4 shall have the effect of increasing the total consideration payable upon Exercise of this Warrant in respect of all the Common Stock as to which this Warrant may be exercised.

         (f) In the event that at any time, as a result of an adjustment made pursuant to this Section 4, the holder of this Warrant shall, upon Exercise of this Warrant, become entitled to receive shares and/or other securities or assets (other than Common Stock) then, wherever appropriate, all references herein to shares of Common Stock shall be deemed to refer to and include such shares and/or other securities or assets; and thereafter the number of such shares and/or other securities or assets shall be subject to adjustment from time to time in a manner and upon terms as nearly equivalent as practicable to the provisions of this Section 4.

         5.       Fractional Interests.

         No fractional shares or scrip representing fractional shares shall be issuable upon the Exercise of this Warrant, but on Exercise of this Warrant, the holder hereof may purchase only a whole number of shares of Common Stock. The Company shall make a payment in cash in respect of any fractional shares which might otherwise be issuable upon Exercise of this Warrant, calculated by multiplying the fractional share amount by the market price of the Company's Common Stock on the Date of Exercise as reported by the Nasdaq National Market or such other exchange as Company's Common Stock is traded on.

         6.       Reservation of Shares.

         The Company shall at all times reserve for issuance such number of authorized and unissued shares of Common Stock (or other securities substituted therefor as herein above provided) as shall be sufficient for Exercise of this Warrant. The Company covenants and agrees that upon Exercise of this Warrant, all shares of Common Stock issuable upon such Exercise shall be duly and validly issued, fully paid, nonassessable and not subject to preemptive rights of any shareholders..

         7.       Restrictions on Transfer.

         This Warrant and the Common Stock issuable on Exercise hereof have not been registered under the Securities Act of 1933, as amended, and may not be sold, transferred, pledged, hypothecated or otherwise disposed of in the absence of registration or the availability of an exemption from registration under said Act, and, in the event a holder believes an exemption from the registration requirements of the Act is available, the holder must deliver a legal opinion satisfactory in form and substance, to the Issuer and its counsel, stating that such exemption is available. All shares of Common Stock issued upon Exercise of this Warrant shall bear an appropriate legend to such effect.

         8.       Benefits of this Warrant.

         Nothing in this Warrant shall be construed to confer upon any person other than the Company and the holder of this Warrant any legal or equitable right, remedy or claim under this Warrant and this Warrant shall be for the sole and exclusive benefit of the Company and the holder of this Warrant.

         9.       Applicable Law.

         This Warrant is issued under and shall for all purposes be governed by and construed in accordance with the laws of the state of Minnesota. Jurisdiction for any dispute regarding this Warrant lies in Minnesota.

         10.      Loss of Warrant.

         Upon receipt by the Company of evidence of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of indemnity or security reasonably satisfactory to the Company, and upon surrender and cancellation of this Warrant, if mutilated, the Company shall execute and deliver a new Warrant of like tenor and date.

         11.      Notice to Company.

         Notices or demands pursuant to this Warrant to be given or made by the holder of this Warrant to or on the Company shall be sufficiently given or made if sent by certified or registered mail, return receipt requested, postage prepaid, and addressed, until another address is designated in writing by the Company, Applied Microbiology, Inc., 771 Old Saw Mill River Road, Tarrytown New York, 10591, Attention: Chief Executive Officer. Notices or demands pursuant to this Warrant to be given or made by the Company to or on the holder of this Warrant shall be sufficiently given or made if sent by certified or registered mail, return receipt requested, postage prepaid, and addressed, until another address is designated in writing by the holder, Attn: Mr. Eric Swartz, Swartz Investments, Inc., 200 Market Place, Suite 250, Roswell, GA 30075 until another address is designated in writing by Swartz Investments, Inc.

         IN WITNESS WHEREOF, this Warrant is hereby executed effective as of the date set forth below.

Dated as of:  October ___, 1995

                                           APPLIED MICROBIOLOGY, INC.

                                           By:  ______________________________
                                           Print Name:  ________________________
                                           Title: ______________________________

                                SUBSCRIPTION FORM

                         TO: APPLIED MICROBIOLOGY, INC.

         The undersigned hereby irrevocably exercises the right to purchase ____________ of the shares of Common Stock of Applied Microbiology, Inc., a New York corporation, evidenced by the attached Warrant, and herewith makes payment of the Exercise Price with respect to such shares in full, all in accordance with the conditions and provisions of said Warrant.

         The undersigned agrees not to offer, sell, transfer or otherwise dispose of any of such Common Stock, except in accordance with the provisions of
Section 7 of the Warrant, and consents that the following legend may be affixed to the certificates for the Common Stock hereby subscribed for, if such legend is applicable:

"The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or any state securities law, and may not be sold, transferred, pledged, hypothecated or otherwise disposed of until either (i) a registration statement under the Securities Act and applicable state securities laws shall have become effective with regard thereto, or (ii) the corporation shall have received an opinion of counsel acceptable to the corporation and its counsel that an exemption from registration under the Securities Act or applicable state securities laws is available in connection with such offer, sale or transfer."

         The undersigned requests that certificates for such shares be issued, and a warrant representing any unexercised portion thereof be issued, pursuant to the Warrant in the name of the Registered Holder and delivered to the undersigned at the address set forth below:

Dated:

--------------------------------------------------------------------------------
                         Signature of Registered Holder

--------------------------------------------------------------------------------
                        Name of Registered Holder (Print)

--------------------------------------------------------------------------------
                                     Address

--------------------------------------------------------------------------------

The attached Warrant and the securities issuable on exercise thereof have not been registered under the Securities Act of 1933, as amended, and may not be sold, transferred, pledged, hypothecated or otherwise disposed of in the absence of registration or the availability of an exemption from registration under said Act.

--------------------------------------------------------------------------------


                                   ASSIGNMENT

(To be executed by the registered holder desiring to transfer the Warrant)

FOR VALUE RECEIVED, the undersigned holder of the attached Warrant hereby sells, assigns and transfers unto the person or persons below named the right to purchase ___________ shares of the Common Stock of APPLIED MICROBIOLOGY, INC. evidenced by the attached Warrant and does hereby irrevocably constitute and appoint _______________________ attorney to transfer the said Warrant on the books of the Company, with full power of substitution in the premises.

Dated:                                            ______________________________
                                                  Signature

Fill in for new Registration of Warrant:

-----------------------------------
              Name

-----------------------------------
             Address

-----------------------------------
Please print name and address of assignee
(including zip code number)

--------------------------------------------------------------------------------

                                     NOTICE

The signature to the foregoing Subscription Form or Assignment must correspond to the name as written upon the face of the attached Warrant in every particular, without alteration or enlargement or any change whatsoever.

--------------------------------------------------------------------------------

                                    EXHIBIT D

                           APPLIED MICROBIOLOGY, INC.

                 REGULATION D SECURITIES SUBSCRIPTION AGREEMENT

         THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES COMMISSION OF ANY STATE UNDER ANY STATE SECURITIES LAW. THEY ARE BEING OFFERED PURSUANT TO A SAFE HARBOR FROM REGISTRATION UNDER REGULATION S ("REGULATION S") PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THE SECURITIES MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE UNITED STATES OR TO U.S. PERSONS (AS SUCH TERM IS DEFINED IN REGULATION S) UNLESS THE SECURITIES ARE REGISTERED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS, OR SUCH OFFERS, SALES AND TRANSFERS ARE MADE PURSUANT TO AN AVAILABLE EXEMPTION OR SAFE HARBOR FROM THE REGISTRATION REQUIREMENTS OF THOSE LAWS.

         THIS SUBSCRIPTION AGREEMENT DOES NOT CONSTITUTE AN OFFER TO SELL, OR A SOLICITATION OF AN OFFER TO BUY, ANY OF THE SECURITIES OFFERED HEREBY BY OR TO ANY PERSON IN ANY JURISDICTION IN WHICH SUCH OFFER OR SOLICITATION WOULD BE UNLAWFUL. INVESTMENT IN THESE SECURITIES INVOLVES A HIGH DEGREE OF RISK. IN MAKING AN INVESTMENT DECISION, INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE COMPANY AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND THE RISKS INVOLVED. THESE SECURITIES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT REVIEWED, CONFIRMED OR DETERMINED THE ACCURACY OR ADEQUACY OF THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

         This Regulation S Securities Subscription Agreement (the "Agreement") is executed by the undersigned (the "Subscriber") in connection with the offer and subscription by the undersigned for shares of Series C Preferred Stock (the "Preferred Stock") of Applied Microbiology, Inc. a New York corporation (the "Company"), and offered in units of not less than five (5) shares and integral multiples of not less than one (1) share in excess thereof. The Company is offering an aggregate amount of up to 1,000 shares of Preferred Stock in this offering at a purchase price of $10,000 U.S. per share. The rights and preferences of the Preferred Stock, including the terms on which the Preferred Stock may be converted into Common Stock of the Company ("Shares"), are set forth in the Certificate of Amendment of the Certificate of Incorporation of the Company, a copy of which is attached hereto as Exhibit A (the "Certificate of Designation"). The solicitation of this Subscription and, if accepted by the Company, the offer and sale of Preferred Stock, are being made in reliance upon the provisions of Regulation S ("Regulation S") promulgated under the United States

Securities Act of 1933, as amended (the "Act"). The Preferred Stock and the Common Stock issuable upon conversion thereof are sometimes referred to herein as the "Securities." The Subscriber wishes to subscribe for the number of shares of Preferred Stock set forth in Section 14 in accordance with the terms and conditions of the Certificate of Designation and this Agreement. It is agreed as follows:

1.       Offer to Subscribe; Purchase Price

         The Subscriber hereby offers to purchase and subscribe for the number of shares of Preferred Stock, and at the price, set out in Section 14 of this Agreement. The Closing shall be deemed to occur when this Agreement has been executed by both the Subscriber and the Company (the "Closing") and payment shall have been made by the Subscriber, by wire transfer, as directed in writing by the Company, to the Company's escrow account against the Company's delivery of certificates representing the Preferred Stock subscribed for.

2.       Representations; Access to Information; Independent
Information; Independent Investigation

         2.1 Offshore Transaction; Lock Up. The Subscriber represents and warrants to the Company that (i) the Subscriber is not a "U.S. person" as that term is defined in Rule 902(o) of Regulation S (a copy of which definition is attached as Exhibit B) and the Subscriber was not formed by a "U.S. person" for the purpose of investing in securities not registered under the Act, unless the Subscriber is or was organized or incorporated by "U.S. persons" who are accredited investors (as defined in Rule 501(a) under the Act) and who are not natural persons, estates or trusts "Institutional Investors"); (ii) the Preferred Stock was not offered to the Subscriber in the United States and at the time of execution of this Subscription Agreement and the time of any offer to the Subscriber to purchase the Preferred Stock hereunder, the Subscriber was physically outside the United States; (iii) the Subscriber is purchasing the Securities for its own account and not on behalf of or for the benefit of any U.S. person and the sale and resale of the Securities have not been prearranged with any buyer in the United States; (iv) the Subscriber and to the best knowledge of the Subscriber each distributor, if any, participating in the offering of the Securities, has agreed and the Subscriber hereby agrees that, unless a registration statement is effective, no offers and sales of the Securities shall be made prior to the expiration of a period commencing on the Closing of all Preferred Stock offered and ending ninety days thereafter (the "Restricted Period"), and, unless a registration statement is effective, all offers and sales thereafter, shall not be made to U.S. persons or for the account or benefit of U.S. persons and shall otherwise be made in compliance with the provisions of Regulation S. Subscriber has not been engaged as a distributor or dealer with respect to this transaction.

         2.2 Independent Investigation. The Subscriber, in offering to subscribe for the Securities hereunder, has relied solely upon an independent investigation made by it and its representatives, if any, and has, prior to the date hereof, been given access to and the opportunity to examine all books and records of the Company, all public filings of the Company and all material contracts and documents of the Company. In making its investment decision to purchase the Preferred Stock, the Subscriber is not relying on any oral or written representations or assurances from the Company or any other person or any representation of the Company or any other person other than as set forth in this Agreement, or in public filings and press releases of the Company. The Subscriber has such experience in business and financial matters that it is capable of evaluating the risk of its investment and determining the suitability of its investment. The Subscriber is a sophisticated investor, as defined in Rule 506(b)(2)(ii) of Regulation D, and an accredited investor as defined in Rule 501 of Regulation D, a copy of which definition is attached hereto as Exhibit C.

         2.3 Economic Risk. The Subscriber understands and acknowledges that an investment in the Preferred Stock involves a high degree of risk. The Subscriber represents that the Subscriber is able to bear the economic risk of an investment in the Preferred Stock, including a possible total loss of investment. In making this statement the Subscriber hereby represents and warrants to the Company that the Subscriber has adequate means of providing for the Subscriber's current needs and contingencies; the Subscriber is able to afford to hold the Preferred Stock for an indefinite period and the Subscriber further represents that the Subscriber has such knowledge and experience in financial and business matters that the Subscriber is capable of evaluating the merits and risks of the investment in the Preferred Stock to be received by the Subscriber. Further, the Subscriber represents that the Subscriber is able to bear the economic risks of an investment in the Preferred Stock; the Subscriber has no present need for liquidity in such Preferred Stock; the Subscriber can afford a complete loss of such investment in the Preferred Stock; and the Subscriber is willing to accept such investment risks.

         2.4 No Government Recommendation or Approval. The Subscriber understands that no United States federal or state agency or similar agency of any other country, has reviewed, passed upon or made any recommendation or endorsement of the Company, this transaction or the subscription of the Securities.

         2.5 No Directed Selling Efforts in Regard to this Transaction. To the best of the knowledge of the Subscriber and Company neither the Company nor any distributor, if any, participating in the offering of the Securities nor any person acting for the Company or any such distributor has conducted any

"directed selling efforts" as that term is defined in Rule 902 of Regulation S. Such activity includes, without limitation, the mailing of printed material to investors residing in the United States, the holding of promotional seminars in the United States, the placement of advertisements with radio or television stations broadcasting in the United States or in publications with a general circulation in the United States, which discuss the offering of Preferred Stock.

         2.6 Reliance on Representation. This Agreement is made by the Company with each Subscriber in reliance upon such Subscriber's representations and covenants made in this Section 2, which reliance by his execution of this Agreement the Subscriber hereby confirms. If the Subscriber represents more than one person or entity, the obligations of the Subscriber shall be joint and several and the representations and warranties herein contained shall be deemed to be made by and be binding upon each such person or entity and their respective heirs, executors, administrators, successors and assigns.

         2.7 No Registration. Subscriber understands that the Preferred Stock and the Common Stock issuable upon conversion of the Preferred Stock have not been registered under the Act and are being offered and sold pursuant to a safe harbor from registration contained in the Act based in part upon the representations of Subscriber contained herein. The Common Stock does, however, carry certain registration rights as set forth in the Section 7.4 hereof.

         2.8 No Public Solicitation. Subscriber knows of no public solicitation or advertisement of an offer in connection with the proposed issuance and sale of the Preferred Stock.

         2.9 Investment Intent. Subscriber is acquiring the Preferred Stock to be issued and sold hereunder (and the Shares issuable upon conversion of the Preferred Stock) for his or its own account (or a trust account if such Subscriber is a trustee) for investment and not as a nominee and not with a view to the distribution thereof. Subscriber understands that Subscriber must bear the economic risk of this investment indefinitely unless sale of such Preferred Stock or of such Shares is registered pursuant to the Act, or an exemption or safe harbor from such registration is available, and that, except as set forth below, the Company has no present intention of registering any such sale of the Preferred Stock or such Shares. Subscriber represents and warrants to the Company that it intends to hold the Preferred Stock and the Shares indefinitely, and that Subscriber has no present plan or intention to sell the Preferred Stock or the Shares in the United States at any predetermined time, and has made no predetermined arrangements to sell the Preferred Stock or the Shares. Subscriber covenants that neither Subscriber nor its affiliates nor any person acting on its or their behalf, directly or indirectly, has the intention of entering, or will enter during the Restricted Period, into any put option, short position or other similar instrument or position in the U.S. with respect to the Preferred Stock or common stock of the Company, and neither Subscriber nor any of its affiliates nor any person acting on its or their behalf will use at any time Shares acquired pursuant to this agreement, directly or indirectly, to settle any put option, short position or other similar instrument or position that may have been entered into prior to the execution of this Agreement.

         2.10 No Sale in Violation of the Securities Laws. Subscriber covenants that he or she will not knowingly make any sale, transfer or other disposition of the Preferred Stock or the Shares in violation of the Act (including Regulation S), the Securities and Exchange Act of 1934, as amended (the "Exchange Act") or the rules and regulations of the Securities and Exchange Commission (the "Commission") promulgated thereunder.

         2.11 Authority. Subscriber has the full power and authority to execute, deliver and perform this Agreement. This Agreement, when executed and delivered by Subscriber, will constitute a valid and legally binding obligation of Subscriber, enforceable in accordance with its terms.

         2.12 No Reliance on Tax Advice. Subscriber has reviewed with his, her or its own tax advisors the foreign, U.S. federal, state and local tax consequences of this investment, where applicable, and the transactions contemplated by this Agreement. Subscriber is relying solely on such advisors and not on any statements or representations of the Company or any of its agents and understands that Subscriber (and not the Company) shall be responsible for the Subscriber's own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement.

         2.13 No Legal Advice from Company. Subscriber acknowledges that he or she has had the opportunity to review this Agreement and the transactions contemplated by this Agreement with his or her own legal counsel. Subscriber is relying solely on such counsel and not on any statements or representations of the Company or any of its agents for legal advice with respect to this investment or the transactions contemplated by this Agreement, except for the representations, warranties and covenants set forth herein and in the opinion provided for in paragraph 7.3 herein.

3.  Resales

                  Subscriber acknowledges, covenants and agrees that the Securities may and will only be resold by it (a) in compliance with Regulation S; or (b) pursuant to an exemption from registration under the Act other than Regulation S; or (c) pursuant to a Registration Statement under the Act. In addition, in connection with any resale of the Securities in accordance with clause (a) or (b), above, the Subscriber will deliver to the Company a certificate in accordance with Section 3.1 or Section 3.2, as appropriate.

3.1. Certificate to be Delivered for Regulation S Resales. If the Securities are being resold in compliance with Regulation S, the Subscriber shall provide a certificate to the Company to the following effect:

         The undersigned (i) acknowledges that the sale of securities to which this declaration relates is being made in reliance on Rule 904 of Regulation S under the United States Securities Act of 1933, (ii) certifies that (A) the offer of such securities was not made to a person in the United States and either (1) at the time the buy order was originated, the buyer was outside the United States, or the seller and any person acting on its behalf reasonably believe that the buyer was outside the United States, or (2) the transaction was executed on or through the facilities of a designated offshore securities market, and neither the seller nor any persons acting on its behalf knows that the transaction has been prearranged with a buyer in the United States, and
(B) neither the seller nor any affiliate of the seller nor any person acting on its or their behalf has engaged or will engage in any directed selling efforts in connection with the offer and sale of such securities. Terms used herein have the meanings given to them by Regulation S.

3.2 Certificate to be Delivered for other Resales Without Registration. If the Securities are being resold pursuant to an exemption from registration under the Act other than Regulation S, the Subscriber shall provide a certificate to the Company to the following effect:

         The undersigned acknowledges that (i) the securities to which this declaration relates have not been registered under the Securities Act of 1933, as amended (the "Act") and that resales of such securities must be made in compliance with Regulation S promulgated under the Act, pursuant to registration under the Act or pursuant to an available exemption from registration, (ii) the undersigned has not knowingly made any offers, and is not knowingly making a sale, transfer or other disposition of such securities, in violation of the Act (including Regulation S), the Securities and Exchange Act of 1934, as amended, or the rules and regulations of the Securities and Exchange Commission.

4.  Legends

         The certificates representing the Securities shall bear the first legend set forth on the first page of this Agreement and any other legend or legends are reasonably required to comply with the state, U.S. federal or foreign law. As to any Securities transferred after the Restricted Period, subject to receipt of a certificate in form and substance reasonably satisfactory to the

Company in compliance with the Section 3.1, the certificates delivered to the transferee shall not bear a legend and shall not be subject to any "stop transfer" order. Subject to receipt of a properly executed conversion notice, in the form attached hereto, the Common Stock into which the Preferred Stock are converted after the Restricted Period shall not bear a legend and shall not be subject to any "stop transfer" order.

5.       Notice of Issuance of Securities

         The Company will not issue any debt or equity securities for cash in public or private capital raising transactions ("Offerings") for a period of seventy five (75) days after the Closing without obtaining the prior written approval of Swartz Investments, Inc. (the "Placement Agent"), which approval shall not be unreasonably withheld. Furthermore, the Company will not issue any debt or equity securities for cash in public or private capital raising transactions ("Offerings") for a period of two hundred and forty (240) days after the Closing without delivering to the Placement Agent, at least seven (7) days prior to the closing of such issuance, written notice describing the proposed issuance and the terms upon which such securities are being issued, and providing the Subscriber the option during such seven (7) day period, to purchase the securities being offered in the Offerings on the same terms as contemplated by such Offerings and in the amount set forth below. The restrictions in the preceding two sentences are referred to herein as the "Capital Raising Limitation". The Capital Raising Limitation shall not apply to any transaction involving the Company's banking, institutional lending or leasing arrangements or arrangements with affiliates or issuances of debt or equity securities to companies which have business relationships with the Company or who propose to enter into such relationships or issuances of securities other than for cash or in connection with a merger, consolidation, sale of assets, joint ventures or other acquisition or disposition of a business, a product or a license by the Company. The Capital Raising Limitation also shall not apply to the issuance of securities upon exercise or conversion of the Company's options, warrants or other convertible securities outstanding as of October 13, 1995, to the grant or conversion of additional options or warrants, or the issuance of additional securities, under any Company stock option or restricted stock plan. The dollar amount of securities which a Subscriber is entitled to purchase in such an Offering shall be a number obtained by multiplying the aggregate dollar amount of securities being offered in the Offering by a fraction, the numerator of which is one-half of the number of shares of Preferred Stock subscribed for by the Subscriber in the offering governed by this Agreement ("This Offering") and the denominator of which is the number of shares of Preferred Stock placed in This Offering.

6.       Representations and Warranties of Company

         Company represents and warrants to Subscriber as follows:

         6.1 Organization, Good Standing, and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Minnesota and has all requisite corporate power and authority to carry on its business as now conducted and as proposed to be conducted. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify would have a material adverse effect on the business or properties of the Company and its subsidiaries taken as a whole. The Company to its knowledge is not the subject of any pending or threatened investigation or administrative or legal proceeding by the Internal Revenue Service, the taxing authorities of any state or local jurisdiction, or the Securities and Exchange Commission which have not been disclosed in the reports referred to in Section 6.5 below.

         6.2 Corporate Condition. The Company's condition was, in all material respects, as described in the Company's reports filed pursuant to the Exchange Act and provided to Subscriber specified in Section 6.5 below as of the respective dates of such reports. There have been no material adverse changes in the Company's financial condition or business since the date of the latest report, except as described in the Company's press releases, copies of which have been provided to Subscriber pursuant to Section 6.5 of this Agreement.

         6.3 Authorization. All corporate action on the part of the Company, its officers, directors and shareholders necessary for the authorization, execution and delivery of this Agreement, the performance of all obligations of the Company hereunder and the authorization, issuance (or reservation for issuance) and delivery of the Preferred Stock being sold hereunder and the Common Stock issuable upon conversion of the Preferred Stock have been taken, and this Agreement constitutes a valid and legally binding obligation of the Company, enforceable in accordance with its terms.

         6.4 Valid Issuance of Preferred Stock and Common Stock. The
Preferred Stock, when issued, sold and delivered in accordance with the terms hereof for the consideration expressed herein, will be validly issued, fully paid and nonassessable and, based in part upon the representations of the Subscriber in this Agreement, will be issued in compliance with all applicable U.S. federal and state securities laws. The Common Stock issuable upon conversion of the Preferred Stock when issued in accordance with the terms of the Preferred Stock, shall be duly and validly issued and outstanding, fully paid and nonassessable, and based in part on the representations and warranties of Subscriber and any transferee of the Preferred Stock, will be issued in compliance with all applicable U.S. federal and state securities laws.

         6.5 Current Public Information. The Company represents and warrants to the Subscriber that the Company is a "reporting issuer" as defined in Rule 902(1) of Regulation S and it has a class of securities registered under Section 12(b) or 12(g) of the Exchange Act or is required to file reports pursuant to
Section 15(d) of the Exchange Act, and has filed all the materials required to be filed as reports pursuant to the Exchange Act for a period of at least twelve months preceding the date hereof (or for such shorter period as the Company was required by law to file such material). The Subscriber represents and warrants to the Company that it has obtained copies of the Company's Annual Report for the year ended September 30, 1994, subsequent press releases that have been sent to it by the Company or by Swartz Investments, Inc. through the date of this Agreement, and the form 10-Q quarterly report for the period ended June 30, 1995. The Company undertakes to furnish the Subscriber with copies of such other information as may be reasonably requested by the Subscriber prior to consummation of this Offering.

         6.6 No U.S. Offering. The Company represents that it has not offered the Securities to the Subscriber in the U.S. or, to the best knowledge of the Company, to any person in the United States or any U.S. person.

         6.7 Capitalization. The Company, as of the date of the Closing, will have outstanding the number of shares of Common Stock, Preferred Stock and Warrants as set forth on Exhibit D.

         6.8 Termination Date of Offering. In no event shall the last Closing of a sale of a Preferred Stock ("Last Closing") occur later than October 24, 1995.

7.       Covenants of Company

         7.1 Accountants. The Company shall, until at least October 13 1998, maintain as its independent auditors an accounting firm authorized to practice before the SEC.

         7.2 Corporate Existence and Taxes. The Company shall, until at least October 13, 1998, maintain its corporate existence in good standing (provided, however, that the foregoing covenant shall not prevent the Company from entering into any merger or corporate reorganization as long as the surviving entity in such transaction, if not the Company, assumes the Company's obligations with respect to the Preferred Stock) and shall pay all its taxes when due except for taxes which the Company disputes.

         7.3 Opinion of Counsel. Subscriber shall, upon purchase of the Preferred Stock, receive an opinion letter from Benjamin Sporn, counsel to the Company, to the effect that (i) the Company is duly incorporated and validly existing; (ii) this Agreement, the issuance of the Preferred Stock, and the issuance of the Common Stock upon conversion of the Preferred Stock have been duly approved by all required corporate action, and that all such securities, upon delivery, shall be validly issued and outstanding, fully paid and nonassessable; (iii) this Agreement and the Registration Rights Agreement are valid and binding obligations of the Company, enforceable in accordance with their terms, except as enforceability of any indemnification provisions may be limited by principles of public policy, and subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of laws governing specific performance and other equitable remedies; and (iv) based upon the representations and warranties of the Company and each Subscriber in this offering, the offer and sale of the Preferred Stock and the Shares underlying the Preferred Stock to the Subscriber are not subject to the registration requirements of the Securities Act pursuant to a safe harbor from the registration requirements; except that with respect to the foregoing opinions counsel may add such qualifications as are consistent with firm practice, including an assumption that the Subscriber is not engaged in a plan or scheme to evade the registration provisions of the Act.

         7.4 Registration Rights. The Company represents and warrants that it meets all legal requirements and prerequisites entitling it to successfully file a registration statement on Form S-3. The Company shall, within 15 days after the Last Closing, file a registration statement on Form S-3 (the "Registration Statement") with the Securities and Exchange Commission, covering all shares of Common Stock issuable on conversion of the Preferred Stock issued to all Investors in this offering. If the Company, for whatever reason, cannot complete a successful S-3 registration, the Company will file another registration statement as it is allowed by law. The total number of shares to be registered shall be computed as twice the aggregate issue price for all Preferred Stock issued in this offering divided by the closing bid price of the Company's stock on the day preceding the day that the Registration Statement is filed. In the event this number is not sufficient to register all Common Stock actually obtained on conversion of Preferred Stock, the Company will either amend the Registration Statement or file a new registration statement forthwith to effect registration of all such converted stock. The Company shall use best efforts to have the Registration Statement declared effective as soon as possible. The Company shall maintain the Registration Statement in full force and effect for a period of 3 years after the Closing, or until 60 days after all shares of Preferred Stock have been converted into Common Stock, whichever comes first. If the Registration Statement is not effective within 45 days after the Last Closing (as that term is defined in the Certificate of Amendment), the Company shall pay a penalty to the Subscriber, as set forth in the Certificate of Amendment. If the Registration Statement is not effective within 90 days of the Last Closing, the

Subscriber is entitled to convert its Preferred Stock into Common Stock of the Company pursuant to Regulation S and applicable exemptions, as set forth in the Certificate of Determination of Preferences, until such Registration Statement becomes effective.

8.       Governing Law

         This Agreement shall be governed by and construed in accordance with the laws of the State of New York, U.S.A., applicable to agreements made in and wholly to be performed in that jurisdiction, except for matters arising under the Act or the Exchange Act which matters shall be construed and interpreted in accordance with such laws. Any action brought to enforce, or otherwise arising out of, this Agreement shall be heard and determined only in either a federal or state court sitting in the County of Manhattan in the State of New York, U.S.A.

9.       Entire Agreement; Amendment

         This Agreement, the Certificate of Amendment and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof, and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth herein or therein. Except as expressly provided herein, neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought.

10.      Notices, Etc.

         Any notice, demand or request required or permitted to be given by either the Company or the Subscriber pursuant to the terms of this Agreement shall be in writing and shall be deemed given when delivered personally or by facsimile, with a hard copy to follow by two day courier addressed to the parties at the addresses of the parties set forth at the end of this Agreement or such other address as a party may request by notifying the other in writing.

11.      Counterparts

         This Agreement may be executed in any number of counterparts, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.

12.      Severability

         In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided that no such severability shall be effective if it materially changes the economic benefit of this Agreement to any party.

13.      Titles and Subtitles

         The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

14.      Amount

         The undersigned hereby subscribes for ___________ shares of Preferred Stock, and pays herewith funds in the amount of _____________________ U.S. Dollars ($______________U.S.).

         The undersigned acknowledges that this subscription shall not be effective unless accepted by the Company as indicated below.

Dated this _____ day of October, 1995.


-----------------------------------

-----------------------------------
          Your Signature


EXACT NAME YOU WANT  THE SECURITY TO BE REGISTERED
(Please Print Exact Registered Name)

-----------------------------------

DELIVERY INSTRUCTIONS:
Name: Please Print

Please type or print offshore address to which you want your security to be delivered


-------------------------------------------------------
Title/Representative Capacity


-------------------------------------------------------
Street Address


-------------------------------------------------------
Name of Company You Represent

Street Address:

-----------------------------------

-----------------------------------


Place of Execution
City, State or Province, Country:

-----------------------------------


Offshore Postal Code:

-----------------------------------


Phone Number (For Federal Express):

-----------------------------------


         THIS SUBSCRIPTION IS ACCEPTED BY THE COMPANY ON THE ____ DAY OF OCTOBER 1995.

                                            APPLIED MICROBIOLOGY, INC.

                                            By:________________________________

                                            Print Name:_________________________

                                            Title:______________________________

                              NOTICE OF CONVERSION

(To be Executed by the Registered Holder in order to Convert the Preferred Stock)

The undersigned hereby irrevocably elects to convert _________ shares of Series C Preferred Stock, represented by stock certificate No(s). _______ (the "Preferred Stock Certificates") into shares of common stock ("Common Stock") of Applied Microbiology, Inc. (the "Company") according to the conditions of the Certificate of Designation of Series C Preferred Stock, as of the date written below. If shares are to be issued in the name of a person other than undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates. No fee will be charged to the Holder for any conversion, except for transfer taxes, if any.

The undersigned represents and warrants that all offers and sales by the undersigned of the shares of Common Stock issuable to the undersigned upon conversion of the Preferred Stock shall be made in compliance with Regulation S, pursuant to registration of the Common Stock under the Act or pursuant to an exemption from registration under the Act.

Conversion Calculations:

------------------------------
                                                    Date of Conversion

                                                    ----------------------------
                                                    Applicable Conversion Price

                                                    ----------------------------
                                                    Signature

                                                    ----------------------------
                                                    Name

                                                    Address:

                                                    ----------------------------

                                                    ----------------------------

* No shares of Common Stock will be issued until the original preferred Stock Certificate(s) to be converted and the Notice of

Conversion are received by the Company's Attorney or Transfer Agent. The original certificate representing Preferred Stock to be converted and the Notice of Conversion must be received by the Company's Attorney or Transfer Agent by the fifth business day following the Date of Conversion, or such Notice of Conversion shall become null and void.

                                    AMBI INC.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                December 17, 1998                       10 a.m.

         The undersigned hereby appoints Fredric D. Price proxy, with full power of substitution and revocation, to vote on behalf of the undersigned all shares of Common Stock of AMBI Inc. which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held December 17, 1998 or any adjournments thereof.

         1.       ELECTION OF DIRECTORS

                  FOR all the nominees listed below
                  (except as marked to the contrary below)      / /

                  WITHHOLD AUTHORITY
                  To vote for all nominees listed below         / /

         (INSTRUCTION: To WITHHOLD authority to vote for any individual nominee, mark the box next to the nominee's name below.)

         P. George Benson           / /

         Audrey T. Cross            / /

         Rebert E. Flynn            / /

         Marvin Moser               / /

         Fredric D. Price           / /

         Robert E. Pollack          / /

         The Board of Directors recommends a vote FOR the following:

         2. APPROVAL OF 1998 STOCK OPTION PLAN.

         FOR      / /            AGAINST      / /            ABSTAIN         / /

         3. APPROVAL OF ISSUANCE OF COMMON STOCK ON CONVERSION OF SERIES C PREFERRED STOCK.

         FOR      / /            AGAINST      / /            ABSTAIN         / /

         4. RATIFICATION OF APPOINTMENT OF KPMG PEAT MARWICK AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS FOR FISCAL 1999.

         FOR      / /            AGAINST      / /            ABSTAIN         / /

     In his discretion, the proxy is authorized to vote upon such other business as may properly come before the meeting or any adjournment(s) thereof.

                                   (Continued and to be signed on reverse side)

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED TO ELECT MS. CROSS AND MESSRS. BENSON, FLYNN, MOSER, POLLACK AND PRICE AS DIRECTORS, AND TO APPROVE THE 1998 STOCK OPTION PLAN, THE ISSUANCE OF COMMON STOCK ON CONVERSION OF SERIES C PREFERRED STOCK, AND THE APPOINTMENT OF KPMG PEAT MARWICK AS THE COMPANY'S AUDITORS FOR THE FISCAL YEAR 1999.

                                                Dated: ________________________

                                                _______________________________
                                                           Signature

                                                _______________________________
                                                Signature if held jointly

         (Please sign exactly as ownership appears on this proxy. Where stock is held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.)

                       Please mark, date, sign and return
                      this Proxy in the enclosed envelope.